United States
Securities And Exchange Commission
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03541
Asset Management Fund

(Exact name of registrant as specified in charter)
230 West Monroe Street, Chicago, IL 60606

(Address of principal executive offices)          (Zip code)
Beacon Hill Fund Services, Inc., 4041 North High Street, Suite 402, Columbus, Ohio 43214

(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 527-3713
Date of fiscal year end: 10/31
Date of reporting period: 10/31/09
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, Washington, DC 20549-0102. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ASSET MANAGEMENT FUND
230 West Monroe Street
Chicago, IL 60606

ASSET MANAGEMENT FUND

Managed by:
Shay Assets Management, Inc.

ANNUAL REPORT
October 31, 2009

CHAIRMAN’S LETTER

The Asset Management Fund (AMF) family of no load institutional mutual funds is pleased to present shareholders the 2009 Annual Report.

Global financial markets posted mixed results during the twelve months ended October 31, 2009, with some equity and fixed income markets registering respectable rebounds while others remained mired in the aftermath of the financial crisis and “boom to bust” real estate cycle. During the year, the Federal Reserve, U.S. Treasury and foreign governments around the world intervened in the marketplace in unprecedented fashion, providing massive liquidity to the financial system. These efforts successfully warded off a financial “meltdown” and began to ease the credit crunch that was stifling the financial system. The result was renewed optimism in most equity markets, higher quality fixed income markets and at least modest stabilization in both the residential and commercial real estate markets.

We believe these results reflect a general market perception that the worst of the crisis is behind us and that recovery is underway. If indeed that is the case and “recovery” translates into a more favorable housing market, AMF’s mortgage-oriented fixed income funds would likely benefit from improving credit fundamentals in the RMBS market. Equities, in aggregate, would likely react favorably as well, but the jury is still out on the strength of this recovery indicating it will likely take some time to repair the immense damage done in the crisis. Throughout this period, however long it may be, please know that Funds’ management can and will continually seek to make decisions that would benefit the Fund and its shareholders. We are committed to getting through the current financial crisis and maximizing shareholder value in the years to come.

Rodger D. Shay
Chairman
Asset Management Fund

The report has been prepared for the information of the shareholders of the Asset Management Fund and must be preceded or accompanied by a prospectus. It is not to be construed as an offering to sell or buy any shares of the Fund. Such an offering is made only by the prospectus.

ASSET MANAGEMENT FUND REVIEW
October 31, 2009

After a year of unprecedented volatility in 2008, the financial markets managed a repeat performance over the course of the past fiscal year. The near collapse of the financial system last fall called for a series of unprecedented steps by the Federal Government and the Federal Reserve Bank to stimulate economic activity and provide a funding backstop for (what seemed like) the entire capital market system. Many of these actions were repeated by other central banks and governments, since the interwoven nature of the global financial system spared no participants.

The credit and leverage problems of the U.S. housing market have been well discussed and analyzed. These problems persisted in 2009, as many of the expected problems in mortgage delinquency and foreclosures came home to roost. Problems also spread to the commercial real estate markets and consumer loans. But the difficulties in the first part of this year were of a more systematic and pervasive nature associated with the loss of investor confidence and the withdrawal of liquidity and credit from the financial system. Banks balance sheets looked increasingly shaky, and insurance companies with large commercial real estate exposure were taking large writedowns. State finances looked dangerously out of balance as declining tax receipts exposed structural budget deficits. Institutional investors reduced exposures to all risky asset classes, from equity markets to credit-related fixed income assets such as high yield bonds. At the lows in March, the S&P 500 index had collapsed to levels last seen in 1997. U.S. Treasury bond rates out did that, however; the 2 year and 5 year notes fell to yield levels not witnessed since the 1950’s.

Fortunately, Congress and the Federal Reserve Bank stepped in and acted as a buyer of last resort. Congress acted first, creating the TARP program, which provided capital to banks while they sorted out their capital problems and restructured their balance sheets. The Fed’s bank stress tests also provided the market with a sensible “worst case” scenario for how much capital they would need in case of further economic deterioration. Wisely, the regulators then required the largest, “too big to fail” institutions to raise that additional capital, showing investors that the downside was quantifiable and that equity capital was available to those institutions which provided transparency to investors. While this program was widely criticized by many market pundits, thus far the stress tests have proven to be reasonably accurate. The federal government stimulus package showed the markets that government was willing to “prime the pump”, and even though the equity market initially declined when the bill was signed they have rallied significantly since then. The government also provided credits to first time homebuyers to help stabilize housing. Finally, besides lowering interest rates to nearly zero, the Federal Reserve established a number of crucial Facilities and Programs to support various sectors of the fixed income markets, including money markets, agency debentures, and agency mortgage-backed securities (“MBS”).

All of these actions helped to rebuild investor confidence, re-liquify markets, and provide some much needed economic stimulus to the real economy. In our view, the government has expanded not only the social safety net but has also provided a bridge for investors to better understand how the economy and markets will get from “here” to “there”. As the financial system was unraveling in the fall of 2008 and winter of 2009, investors lost that transparency and ability to forecast financial metrics like consumer spending, corporate earnings and economic growth. It seemed the economy was spinning ever downward. The

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

ASSET MANAGEMENT FUND REVIEW
October 31, 2009

“government bridge” provides some breathing room for the financial system to be rebuilt from the ground up and for consumers to put their finances on firmer footing. The trick will be to replace the government financial bridge with a healthy consumer and capital investment, the real pillars of healthy and efficient economic activity and growth. This process has started – we note that the Federal Reserve facility supporting the money market industry is no longer necessary as private capital has returned to the market, home prices have stabilized, and consumer spending is growing – but will be a multi-year process.

As detailed below, the performance of AMF’s fixed income Funds during fiscal year 2009 broadly mirrored the events of 2009. The first half of the fiscal year was a continuation of 2008, as a weakening economy and housing market combined with financial market stress and illiquidity drove down prices of credit-related securities even as the Federal Reserve was cutting rates. Non-agency MBS (private label) held by the AMF fixed income funds (with the exception of the AMF Money Market Fund) experienced sharp price declines during this period. While the Fed’s holdings of agency MBS benefitted the Funds, the impact of non-agency MBS overwhelmed these positives. However, in the second half of the year, the government bridge kicked in, and the non-agency markets were able to recover some of the price declines driven by market illiquidity. Capital has returned to some sectors of non-agency MBS, as investors found that, absent a total collapse of the economy, they offered a relatively attractive risk-return tradeoff.

Removing these technical imbalances means that investors can now focus on the fundamentals, which are home prices, economic activity, and employment. The impact of these variables on the non-agency MBS markets is mixed. For example, home prices appear to be nearing a bottom, but the sharp decline in prices since 2005 means loan performance may remain weak. Loan modification and government policy is highly focused on solving the mortgage crisis, which only increases uncertainty for MBS investors as government policy seeks to abrogate contractual obligations fundamental to securitization. These factors mean that the non-agency MBS market remains stressed and difficult to forecast, and this uncertainly negatively impacts prices and liquidity. As such, the AMF Board of Trustees has maintained the redemption-in-kind policies put in place in 2008 to protect shareholders against the possibility of the Funds being forced to sell securities in a market under extreme duress and consequently, not conducive to the sale of assets. In addition, the Funds’ manager maintained a voluntary moratorium on new purchases of non-agency securities until such time as the manager determines new allocations to the non-agency sector are in the best interests of the Fund. Except for the AMF Money Market Fund, each of the fixed income Funds currently is closed to new investments.

AMF Ultra Short Mortgage Fund

The Fund began the first fiscal quarter ranked in the 90th percentile of its Morningstar peer group for the one-year period ended October 31, 2008. Ownership of non-agency MBS was the driver of under-performance relative to the Fund’s benchmark and peer group. The duration of the Fund was increased slightly over the course of the year to better position the Fund given our economic and interest rate views. Attractive opportunities in the agency MBS market were found in longer duration Collateralized Mortgage Obligation (“CMO”) securities with principal lockouts, as we believe these securities perform well in a stable, steep yield

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

ASSET MANAGEMENT FUND REVIEW
October 31, 2009

curve environment. The fund also purchased discount agency CMO floaters backed by mortgage loans that we believe are more likely to be prepaid out of the pool due to loan modification. As described above, all cashflow received from principal payments was reinvested in agency MBS or high-grade cash alternatives given the voluntary moratorium on new purchases of nonagency securities until such time as the manager determines new allocations to the non-agency sector are in the best interests of the Fund. The Fund finished the fiscal year ranked in the 90th percentile of its Morningstar category for the one-year period ended October 31, 2009.

AMF Ultra Short Fund

The Fund began the first fiscal quarter ranked in the 97th percentile of its Morningstar peer group for the one-year period ended October 31, 2008. Ownership of non-agency MBS was the driver of under-performance relative to the Fund’s benchmark and peer group. As described above, all cashflow received from principal payments was reinvested in agency MBS or high-grade cash alternatives given the voluntary moratorium on new purchases of nonagency securities until such time as the manager determines new allocations to the non-agency sector are in the best interests of the Fund. The duration of the Fund was increased slightly over the course of the year to better position the Fund given our economic views. The Fund finished the fiscal year ranked in the 99th percentile of its Morningstar category for the one-year period ended October 31, 2009.

AMF Short U.S. Government Fund

The Fund began the first fiscal quarter ranked in the 96th percentile of its Morningstar peer group for the one-year period ended October 31, 2008. Ownership of non-agency MBS was the driver of under-performance relative to the Fund’s benchmark and peer group. As described above, all cashflow received from principal payments was reinvested in agency MBS or high-grade cash alternatives given the voluntary moratorium on new purchases of nonagency securities until such time as the manager determines new allocations to the non-agency sector are in the best interests of the Fund. The duration of the Fund was increased slightly over the course of the year to better position the Fund given our economic views. The Fund finished the fiscal year ranked in the 44th percentile of its Morningstar category for the one-year period ended October 31, 2009.

AMF Intermediate Mortgage Fund

The Fund began the first fiscal quarter ranked in the 99th percentile of its Morningstar peer group for the one-year period ended October 31, 2008. Ownership of non-agency MBS was the driver of under-performance relative to the Fund’s benchmark and peer group. As described above, all cashflow received from principal payments was reinvested in agency MBS or high-grade cash alternatives given the voluntary moratorium on new purchases of nonagency securities until such time as the manager determines new allocations to the non-agency sector are in the best interests of the Fund. The duration of the Fund was increased slightly over the course of the year to better position the Fund given our economic views. The

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

ASSET MANAGEMENT FUND REVIEW
October 31, 2009

Fund finished the fiscal year ranked in the 100th percentile of its Morningstar category for the one-year period ended October 31, 2009.

AMF U.S. Government Mortgage Fund

The Fund began the first fiscal quarter ranked in the 98th percentile of its Morningstar peer group for the one-year period ended October 31, 2008. Ownership of non-agency MBS was the driver of under-performance relative to the Fund’s benchmark and peer group. As described above, all cashflow received from principal payments was reinvested in agency MBS or high-grade cash alternatives given the voluntary moratorium on new purchases of nonagency securities until such time as the manager determines new allocations to the non-agency sector are in the best interests of the Fund. The duration of the Fund was increased slightly over the course of the year to better position the Fund given our economic and interest rate views. The Fund finished the fiscal year ranked in the 96th percentile of its Morningstar category for the one-year period ended October 31, 2009.

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2009

During the one-year period ending October 31, 2009, the AMF Large Cap Equity Fund’s Class AMF produced a total return of 7.16%. Total return figures for the benchmark indices were 10.82% for the Lipper Large Capitalization Core Funds Average and 9.80% for the Standard & Poors 500 Index for the same period. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

There were many significant events during the past year that led to a volatile market environment. A number of large financial institutions failed due to unprecedented credit disruptions, our government instituted a vast array of programs to mitigate the economic fallout while attempting to provide economic stimulus, and the U.S. unemployment rate rose sharply and as of October 31, 2009 exceeds 10%. The stock market’s reaction to these events was swift and severe. The S&P 500 Index declined more than 55% from its highest point in October 2007 to its recent low in March of this year. Fortunately, the “Financial Armageddon” that many feared at the markets’ lowest levels failed to materialize and the stock market made a sharp recovery over the following six months. While the recent rally has generated a sigh of relief for investors, the market remains well off of its 2007 peak.

The AMF Large Cap Equity Fund’s investment philosophy focuses on investing in high quality large capitalization stocks. These companies typically experience lower volatility due to their consistency of earnings and dividends. The Fund’s management team estimates each company’s intrinsic value and seeks to purchase shares when they are available at a favorable discount to the market price. A stock investor’s return is ultimately determined by the fundamental growth in a company’s intrinsic value per share coupled with the change in the discount or premium associated with that value. Over the very long-term, business fundamentals have the largest impact on investment performance, however, over the short-term, investor sentiment tends to determine stock prices.

In our opinion, the U.S. economy will likely grow at a slow pace for an extended period of time as unemployment levels remain elevated, consumer spending remains subdued and consumers and businesses concentrate on improving their balance sheets. Additionally, interest rates could remain uncharacteristically low in the near-term as our government continues to provide our economy with ample liquidity, but we must be cognizant that rates may rise significantly in the future due to the sharp increase in the money supply, resulting in an inflationary environment. Companies with low capital expenditure requirements and pricing power, especially those which derive a significant portion of their revenues internationally, benefit from an inflationary environment provided that it isn’t too severe. A large portion of our portfolio consists of investments in companies with these characteristics which also tend to perform well in slow growth economic environments.

We remain steadfast in our belief that investing in high quality companies is an appropriate path to long-term wealth creation, especially if one agrees with our outlook for slow economic growth. Additionally, many high quality companies today provide attractive dividend yields particularly when compared to rates provided by alternative investments. During the market rebound over the past six months, investors have gravitated toward lower quality and cyclical stocks that tend to do well in strong economic environments on the expectation of a sharp rebound in the economy. In our opinion, many of these stocks’ prices consider

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

AMF LARGE CAP EQUITY FUND REVIEW
October 31, 2009

significant future earnings growth anticipating a rosy economic environment. Consequently, many of the high quality companies, such as the ones we are invested in, have lagged during this market rebound. Although their prices have also improved during the stock market rebound, we believe that they remain favorably valued and offer superior risk and return characteristics.

The recent market turmoil has given us an opportunity to acquire some high quality companies at very attractive prices, in our opinion, while also enabling us to improve the level of quality within the portfolio. We have chosen to eliminate some companies that have been challenged during this difficult economic environment, some of whom may have difficulty adjusting to what we perceive to be a slow-growth environment with budget conscious consumers and businesses. Over the past year we have added four companies to the portfolio, namely Becton Dickinson, Chevron, General Dynamics and McDonald’s. The companies we have removed from the portfolio include Dell, Harley-Davidson and Illinois Tool Works.

  Portfolio composition is subject to change.

  Past performance is not predictive of future results. Investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Investment
Comparison
(Unaudited)
Comparison of change in
value of a hypothetical
$10,000 investment for the
years ended October 31

Ultra Short Mortgage Fund

Gross Expense Ratio
0.80%

The above expense ratios are from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the Financial Highlights.

Ultra Short Mortgage Fund

One	Five	Ten
Year	Year	Year

(0.88%)	(1.49%)	1.22%
Ultra Short Fund

Gross Expense Ratio
0.84%

The above expense ratios are from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the Financial Highlights.

Ultra Short Fund

One	Five	Since Inception
Year*	Year	(Nov 14, 2001)

(12.58%)	(5.96%)	(3.07%)

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Past performance is not predictive of future results. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclay 6 Month T-Bill Bellwethers Index is an unmanaged index comprised of U.S. Government Treasury Bonds with an average maturity of six months. The index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Investment
Comparison
(Unaudited)
Comparison of change in
value of a hypothetical
$10,000 investment for the
years ended October 31

Short U.S. Government Fund

Gross Expense Ratio
0.53%

The above expense ratios are from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the Financial Highlights.

Short U.S. Government Fund

One	Five	Ten
Year*	Year	Year

6.06%	2.02%	3.33%

*	The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
Intermediate Mortgage Fund

Gross Expense Ratio
0.61%

The above expense ratios are from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the Financial Highlights.

Intermediate Mortgage Fund

One	Five	Ten
Year	Year	Year

(15.65%)	(7.31%)	(1.24%)

Past performance is not predictive of future results. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclay 1-3 Year Government Index is an unmanaged index generally representative of government securities with maturities of one to three years. The Barclay Fixed Rate Mortgage Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The Barclay 1-5 Year Government Index is an unmanaged index generally representative of government securities with maturities of one to five years. The indices represent unmanaged groups of bonds that differ from the composition of each AMF Fund. The indices do not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Investment
Comparison
(Unaudited)
Comparison of change in
value of a hypothetical
$10,000 investment for the
years ended October 31

U.S. Government Mortgage Fund

Gross Expense Ratio
0.52%

The above expense ratios are from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the Financial Highlights.

U.S. Government Mortgage Fund

One	Five	Ten
Year	Year	Year

4.41%	1.26%	3.58%

Past performance is not predictive of future results. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Barclay Fixed Rate Mortgage Backed Securities Index is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds. The index represents unmanaged groups of bonds that differ from the composition of each AMF Fund. The index does not include a reduction in return for expenses. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Investment
Comparison
(Unaudited)
Comparison of change in
value of a hypothetical
$10,000 investment for the
years ended October 31

Large Cap Equity Fund

The following graph shows that an investment of $10,000 in the Class AMF of the Fund on October 31, 1999 would have been worth $9,972 on October 31, 2009, assuming all dividends and distributions had been reinvested. A similar investment in the S&P 500, over the same period, would have been to $9,090. A similar investment in the Lipper Large Capitalization Core Funds Average, over the same period, would have worth to $9,910.

Gross Expense Ratios
Class AMF 1.07%
Class H 0.82%

The above expense ratios are from the Funds’ prospectus dated March 1, 2009. Additional information pertaining to the Funds’ expense ratios as of October 31, 2009 can be found in the Financial Highlights.

Average Annual Total Return
Periods Ending October 31, 2009*

	One	Five		Ten		Since
	Year	Year		Year		Inception

Class AMF	7.16%	(0.62%	)	(0.03%	)	—
Class H(1)	—	—		—		30.22%
Lipper	10.82%	0.47%		(0.41%	)	—
DJIA	7.76%	2.00%		1.29%		—
S&P	9.80%	0.33%		(0.95%	)	—

*	Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Large Capitalization Core Funds Average are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

(1)	Class H of the Fund commenced operations on February 20, 2009. An investment of $10,000 in Class H on February 20, 2009 would have been worth $13,022 on October 31, 2009.

 Past performance is not predictive of future results. Performance figures in the table and graph do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The Lipper Large Capitalization Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 index. The Dow Jones Industrial Average represents the average of 30 actively traded blue chip stocks on the New York Stock Exchange (NYSE). The Standard & Poors 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole. Each of these indices represents an unmanaged group of securities that differ from the composition of each AMF Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities. To obtain current month-end performance information for any of the AMF Funds, please call 1-800-527-3713.

ASSET MANAGEMENT FUND
MONEY MARKET FUND
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Principal
	Assets	Amount	Value

REPURCHASE AGREEMENT	100.1%
Citigroup, 0.05%, (Agreement dated 10/30/09 to be repurchased at $22,357,093 on 11/2/09. Collateralized by a Fixed Rate U.S. Government Mortgage-Backed Security, 4.00%, with a value of $22,804,141, due 8/15/24)		$22,357,000	$22,357,000

TOTAL REPURCHASE AGREEMENTS			22,357,000

TOTAL INVESTMENTS (Cost $22,357,000)(a)	100.1%		22,357,000
NET OTHER ASSETS (LIABILITIES)	(0.1)%		(14,083)

Net Assets applicable to 22,354,868 Shares of Common Stock issued and outstanding	100.0%		$22,342,917
Net Asset Value, Class I offering and redemption price per share ($21,342,100 ÷ 21,353,621 Shares)			$1.00

Net Asset Value, Class D offering and redemption price per share ($1,000,817 ÷ 1,001,247 Shares)			$1.00

(a)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	59.6%
1 Yr. Constant Maturity Treasury Based ARMS	17.4%
Bear Stearns Adjustable Rate Mortgage Trust
3.67%		3/25/31	$1,605,130	$1,516,738
CS First Boston Mortgage Securities Corp.
5.90%		11/25/31	682,446	632,202
3.64%		6/25/32	388,080	342,204
Fannie Mae
3.45%		7/1/28	3,014,574	3,108,380
3.29%		8/1/29	2,541,480	2,597,180
4.73%		3/1/30	309,140	322,189
3.47%		1/1/32	4,455,378	4,572,169
3.53%		5/1/33	1,458,208	1,499,680
3.46%		9/1/33	3,848,390	3,958,941
2.90%		1/1/35	10,515,376	10,799,823
4.88%		5/25/42	6,889,997	6,919,100
Fannie Mae Grantor Trust
5.03%		5/25/42	13,332,247	13,780,039
5.13%		5/25/42	12,384,887	12,457,989
4.63%		8/25/43	13,236,900	13,816,710
Fannie Mae Whole Loan
5.13%		8/25/42	12,617,247	13,297,954
5.30%		8/25/42	4,081,925	3,987,469
5.00%		4/25/45	23,577,600	23,371,718
FHLMC Structured Pass-Through Securities
5.10%		3/25/44	2,805,563	2,879,209
2.30%		7/25/44	4,020,077	3,932,155
Fifth Third Mortgage Loan Trust
2.83%		11/19/32	3,102,879	2,926,444
Freddie Mac
4.98%		10/1/22	1,251,203	1,298,867
5.51%		8/1/24	1,266,237	1,341,815
3.65%		9/1/27	1,565,075	1,601,487
3.54%		12/1/27	1,550,179	1,592,011
3.72%		12/1/27	1,502,056	1,539,341
3.55%		9/1/28	10,729,883	10,999,702
See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

3.50%		9/1/30	$1,092,919	$1,115,626
3.51%		7/1/31	6,501,653	6,657,930
WAMU Mortgage Pass-Through Certificates
2.16%		4/25/44	4,443,096	2,725,872

				155,590,944

6 Mo. Certificate of Deposit Based ARMS	0.5%
Fannie Mae
2.98%		6/1/21	1,411,785	1,420,752
3.83%		12/1/24	2,329,060	2,380,317
Freddie Mac
4.06%		1/1/26	804,949	823,883

				4,624,952

6 Mo. London Interbank Offering Rate (LIBOR) Based ARMS	5.1%
Bear Stearns Adjustable Rate Mortgage Trust
5.09%		3/25/31	321,714	308,010
Fannie Mae
2.28%		9/1/27	3,541,912	3,590,406
2.30%		3/1/28	3,251,699	3,295,436
3.59%		6/1/28	565,728	584,670
2.69%		9/1/33	1,387,851	1,402,465
2.28%		11/1/33	2,741,638	2,768,570
3.04%		11/1/33	1,278,592	1,298,520
Freddie Mac
4.21%		9/1/30	3,552,652	3,626,000
Mastr Adjustable Rate Mortgages Trust
3.37%		1/25/34	810,641	653,324
MLCC Mortgage Investors, Inc.
3.08%		10/25/28	6,963,063	6,317,747
Structured Asset Mortgage Investments, Inc.
3.07%		7/19/32	2,963,565	2,557,053
3.68%		11/19/33	3,200,312	2,672,357
3.74%		12/19/33	5,681,074	4,832,260
Structured Asset Securities Corp.
3.16%		5/25/32	1,209,349	1,118,382
4.11%		11/25/32	1,650,120	1,168,565
5.11%		12/25/32	1,117,277	971,592
4.50%		2/25/33	1,839,670	1,575,201
4.31%		3/25/33	1,992,482	1,402,867
See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

4.33%		5/25/33	$3,602,032	$2,889,477
4.40%		9/25/33	3,310,234	2,889,437

				45,922,339

Cost of Funds Index Based ARMS	5.5%
Fannie Mae
4.12%		2/1/28	16,785,932	17,369,537
2.72%		8/1/33	9,978,104	10,240,812
2.99%		11/1/36	11,726,561	12,159,429
2.66%		6/1/38	8,697,705	8,930,773

				48,700,551

HYBRID ARMS	13.5%
Banc of America Funding Corp.
3.44%		5/25/35	10,505,546	2,224,214
4.57%		2/20/36	3,928,659	102,774
Banc of America Mortgage Securities
4.14%		7/25/33	2,505,781	764,941
5.30%		4/25/35	11,236,270	8,544,757
5.33%		7/25/35	13,047,616	10,551,985
Bear Stearns Adjustable Rate Mortgage Trust
4.77%		8/25/35	9,463,847	1,025,943
Chase Mortgage Finance Corp.
5.41%		1/25/36	5,988,440	1,882,921
Countrywide Home Loans
4.53%		11/19/33	2,319,672	1,079,205
5.88%		5/20/36	2,705,176	114,589
First Horizon Alternative Mortgage Securities
4.79%		6/25/35	6,740,325	588,683
First Horizon Mortgage Pass-Through Trust
4.50%		12/25/34	1,919,277	1,131,097
5.31%		6/25/35	9,445,855	8,082,410
GMAC Mortgage Corporation Loan Trust
5.22%		11/19/35	12,122,979	10,147,710
GSR Mortgage Loan Trust
4.03%		9/25/35	14,970,252	2,384,324
5.11%		10/25/35	11,458,047	2,226,096
JP Morgan Mortgage Trust
4.62%		7/25/35	6,596,612	781,955
Mastr Adjustable Rate Mortgages Trust
6.37%		10/25/32	717,051	702,118
See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

Merrill Lynch Mortgage Investors Trust
4.30%		2/25/34	$3,427,744	$2,072,654
Morgan Stanley Mortgage Loan Trust
4.13%		2/25/34	4,016,693	2,853,371
3.72%		9/25/34	2,897,630	1,217,010
5.08%		6/25/36	8,093,067	452,402
Provident Funding Mortgage Loan Trust
3.40%		4/25/34	1,527,391	987,030
Residential Accredit Loans, Inc.
4.99%		4/25/35	5,660,156	758,238
Structured Adjustable Rate Mortgage Loan Trust
3.88%		5/25/34	7,965,367	2,123,742
5.55%		5/25/36	1,540,716	16,178
WAMU Mortgage Pass-Through Certificates
3.05%		6/25/33	1,529,241	850,323
5.28%		1/25/37	63,286,803	43,280,028
Wells Fargo Mortgage Backed Securities Trust
3.18%		9/25/34	6,367,133	2,158,648
3.15%		11/25/34	8,355,033	4,264,281
3.41%		12/25/34	9,741,640	4,712,968
5.02%		3/25/36	13,432,164	1,402,125
5.63%		5/25/36	7,572,751	509,923

				119,994,643

MONTHLY London Interbank Offering Rate (LIBOR) Collateralized Mortgage Obligations	17.6%
Adjustable Rate Mortgage Trust
0.44%		3/25/37	10,086,805	965,441
Banc of America Funding Corp.
0.54%		2/20/47	7,591,019	101,416
Fannie Mae
0.65%		9/18/31	2,774,918	2,768,036
0.56%		8/25/35	13,728,692	13,475,478
0.54%		5/25/36	7,128,821	7,009,540
0.52%		1/25/37	2,643,739	2,588,462
0.64%		6/25/37	8,544,699	8,333,367
Freddie Mac
0.45%		4/15/30	10,644,767	10,629,428
0.50%		7/15/35	14,539,436	14,358,353
See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

0.57%		11/15/36	$2,687,526	$2,647,615
0.64%		4/15/37	1,949,206	1,890,425
Greenpoint Mortgage Funding Trust
0.55%		10/25/45	7,386,074	3,932,146
GSR Mortgage Loan Trust
0.59%		3/25/32	912,175	877,678
Indymac INDX Mortgage Loan Trust
0.54%		2/25/37	8,323,000	36,871
0.57%		2/25/37	3,188,253	6,472
JP Morgan Alternative Loan Trust
0.46%		11/25/36	3,926,101	613,151
0.55%		11/25/36	11,157,618	54,561
Lehman XS Trust
0.40%		3/25/37	49,670,568	21,567,298
Merrill Lynch Mortgage Investors Trust
0.44%		7/25/36	5,442,121	2,133,835
Morgan Stanley Mortgage Loan Trust
0.48%		8/25/36	17,577,858	3,042,198
0.48%		9/25/36	6,759,353	853,923
0.48%		10/25/36	8,037,496	1,346,585
0.49%		11/25/36	12,157,170	2,054,112
Nomura Asset Acceptance Corp.
0.59%		12/25/35	2,873,531	434,905
Residential Accredit Loans, Inc.
0.46%		7/25/36	11,312,033	4,983,914
Structured Adjustable Rate Mortgage Loan Trust
0.45%		2/25/37	5,435,161	317,846
Thornburg Mortgage Securities Trust
0.42%		9/25/46	27,231,611	25,674,265
Wells Fargo Mortgage Backed Securities Trust
0.74%		6/25/37	19,799,294	13,515,649
0.74%		6/25/37	18,036,954	10,328,564

				156,541,534

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				531,374,963

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

FIXED RATE MORTGAGE-RELATED SECURITIES	35.3%
Collateralized Mortgage Obligations	35.3%
Countrywide Home Loans
6.00%		12/25/36	$9,698,404	$7,598,810
Fannie Mae
5.00%		2/25/18	9,000,000	9,545,282
4.00%		2/25/23	16,956,190	17,605,712
4.00%		10/25/23	7,321,582	7,580,402
4.00%		3/25/24	19,528,048	20,143,314
4.50%		3/25/24	18,164,687	19,035,348
5.00%		3/25/24	12,256,393	12,984,427
5.50%		9/25/24	1,178,991	1,176,743
4.50%		12/25/25	3,779,710	3,772,362
5.50%		8/25/27	5,988,087	6,143,420
6.00%		1/25/29	4,016,326	4,120,128
5.00%		5/25/32	11,665,004	12,230,144
Freddie Mac
4.50%		12/15/13	12,072,633	12,444,534
5.50%		1/15/23	2,362,720	2,454,745
4.00%		8/15/23	29,088,742	30,184,157
4.00%		4/15/24	220,808	220,468
5.00%		9/15/24	779,071	778,260
5.00%		2/15/25	4,414,229	4,411,491
6.00%		3/15/32	16,389,273	17,513,899
5.00%		7/15/32	25,859,347	27,150,551
5.50%		2/15/33	14,581,254	15,482,657
4.00%		4/15/37	7,246,317	7,404,758
5.00%		4/15/37	8,566,609	8,870,275
Government National Mortgage Association
2.27%		7/16/18	2,275,722	2,274,218
4.03%		5/16/22	3,703,213	3,749,920
4.49%		10/16/25	5,443,962	5,564,671
5.08%		1/16/30	1,718,556	1,807,864
4.50%		10/20/33	13,475,241	13,819,907
5.00%		8/20/35	15,786,507	16,634,195
4.50%		11/20/36	15,500,083	15,966,994
See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

Residential Accredit Loans, Inc.
6.00%		12/25/35	$7,476,554	$5,953,453

				314,623,109

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				314,623,109

REPURCHASE AGREEMENTS	5.8%
Bank of America, 0.06%, (Agreement dated 10/30/09 to be repurchased at $33,155,166 on 11/2/09. Collateralized by Various Fixed Rate and Adjustable Rate U.S. Government Mortgage-Backed Securities, 3.50%-7.00%*, with a value of $33,818,100, due 6/20/20-8/16/42)			33,155,000	33,155,000
Citigroup, 0.05%, (Agreement dated 10/30/09 to be repurchased at $18,500,077 on 11/2/09. Collateralized by an Adjustable Rate U.S. Government Mortgage-Backed Security, 5.78%*, with a value of $18,870,000, due 12/1/36)			18,500,000	18,500,000

TOTAL REPURCHASE AGREEMENTS				51,655,000

TOTAL INVESTMENTS (Cost $1,193,359,087)(a)	100.7%			897,653,072
NET OTHER ASSETS (LIABILITIES)	(0.7)%			(5,908,697)

Net Assets applicable to 121,660,836 Shares of Common Stock issued and outstanding	100.0%			$891,744,375

Net Asset Value, offering and redemption price per share ($891,744,375 ÷ 121,660,836 Shares)				$7.33

*	The rates presented are the rates in effect at October 31, 2009.
(a)	Represents cost for financial reporting purposes.
FHLMC Federal Home Loan Mortgage Corporation

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT FUND
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	81.7%
1 Yr. Constant Maturity Treasury Based ARMS	36.6%
Fannie Mae
3.35%		10/1/28	$228,194	$234,524
3.78%		12/1/30	583,980	606,041
3.47%		1/1/32	2,006,023	2,058,608
3.32%		7/1/33	901,802	924,565
Freddie Mac
3.60%		11/1/28	185,244	190,775
4.32%		1/1/29	761,934	794,095
3.53%		7/1/30	696,961	714,908
3.69%		9/1/30	121,370	124,836
3.83%		8/1/31	1,391,738	1,434,667
Fund America Investors Corp. II
3.76%		6/25/23	484,917	447,870
WAMU Mortgage Pass-Through Certificates
2.16%		4/25/44	320,044	196,349

				7,727,238

6 Mo. London Interbank Offering Rate (LIBOR) Based ARMS	2.0%
Structured Adjustable Rate Mortgage Loan Trust
0.91%		8/25/34	504,843	254,693
Structured Asset Securities Corp.
4.11%		11/25/32	119,787	84,829
4.11%		11/25/32	119,787	82,530

				422,052

Cost of Funds Index Based ARMS	1.0%
Regal Trust IV
3.33%		9/29/31	171,730	148,072
Ryland Mortgage Securities Corp.
3.68%		10/25/23	71,921	67,617

				215,689

HYBRID ARMS	31.0%
Adjustable Rate Mortgage Trust
4.89%		10/25/35	698,455	144,502
4.41%		3/25/36	402,612	106,833
See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

Banc of America Funding Corp.
4.43%		5/20/35	$1,766,945	$267,348
4.57%		2/20/36	661,495	7,343
Banc of America Mortgage Securities
6.25%		1/20/38	1,544,902	225,573
Bear Stearns Adjustable Rate Mortgage Trust
4.55%		10/25/35	1,680,588	114,599
GSR Mortgage Loan Trust
5.15%		1/25/36	1,879,711	185,494
Indymac INDA Mortgage Loan Trust
5.06%		11/25/35	2,033,406	1,698,339
5.85%		9/25/36	1,495,562	977,795
Morgan Stanley Mortgage Loan Trust
5.08%		6/25/36	1,303,405	39,976
Mortgageit Trust
4.75%		5/25/35	346,900	246,233
4.75%		5/25/35	221,072	156,919
Sequoia Mortgage Trust
3.40%		4/20/35	422,866	77,676
Structured Adjustable Rate Mortgage Loan Trust
4.50%		4/25/35	1,396,576	84,898
5.74%		10/25/35	1,966,449	221,540
WAMU Mortgage Pass-Through Certificates
4.45%		2/25/33	102,832	24,145
5.28%		1/25/37	1,703,332	1,164,860
Wells Fargo Mortgage Backed Securities Trust
3.39%		5/25/35	510,626	155,609
3.44%		6/25/35	2,550,459	642,902

				6,542,584

MONTHLY London Interbank Offering Rate (LIBOR) Collateralized Mortgage Obligations	11.1%
Adjustable Rate Mortgage Trust
0.51%		11/25/35	790,019	533,582
Bear Stearns Alt-A Trust
0.46%		8/25/36	1,216,320	113,182
Morgan Stanley Mortgage Loan Trust
0.33%		6/25/36	276,173	272,634
Sequoia Mortgage Trust
0.87%		9/20/33	671,157	578,003
See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

Structured Asset Mortgage Investments, Inc.
2.05%		2/19/35	$542,180	$121,524
Structured Asset Securities Corp.
1.49%		3/25/33	223,133	173,232
1.59%		5/25/33	228,253	191,386
1.44%		11/25/33	432,972	361,042

				2,344,585

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				17,252,148

FIXED RATE MORTGAGE-RELATED SECURITIES	13.9%
Collateralized Mortgage Obligations	13.9%
Freddie Mac
4.00%		8/15/23	2,126,099	2,206,164
Government National Mortgage Association
4.50%		10/20/33	713,425	731,672

				2,937,836

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				2,937,836

TOTAL INVESTMENTS (Cost $38,618,211)(a)	95.6%			20,189,984

NET OTHER ASSETS (LIABILITIES)	4.4%			924,694

Net Assets applicable to 3,776,382 Shares of Common Stock issued and outstanding	100.0%			$21,114,678

Net Asset Value, offering and redemption price per share ($21,114,678 ÷ 3,776,382 Shares)				$5.59

*	The rates presented are the rates in effect at October 31, 2009.

(a)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	48.3%
1 Yr. Constant Maturity Treasury Based ARMS	26.9%
Fannie Mae
3.62%		5/1/26	$774,241	$795,034
3.59%		5/1/31	784,321	811,743
3.47%		1/1/32	2,823,337	2,897,347
Fannie Mae Grantor Trust
4.63%		8/25/43	2,584,929	2,698,156
Freddie Mac
4.00%		5/1/18	148,147	151,416
3.56%		3/1/27	414,605	425,833
3.83%		8/1/31	2,029,856	2,092,468

				9,871,997

HYBRID ARMS	5.4%
Adjustable Rate Mortgage Trust
4.20%		10/25/35	538,163	332,740
Banc of America Funding Corp.
4.43%		5/20/35	1,628,255	246,364
Bear Stearns Adjustable Rate Mortgage Trust
4.55%		10/25/35	1,039,851	139,339
Indymac INDX Mortgage Loan Trust
4.88%		7/25/35	1,740,400	154,077
3.50%		9/25/35	499,708	175,513
WAMU Mortgage Pass-Through Certificates
5.28%		1/25/37	1,372,681	938,737

				1,986,770

MONTHLY London Interbank Offering Rate (LIBOR) Collateralized Mortgage Obligations	16.0%
Freddie Mac
0.50%		7/15/35	938,028	926,345
Freddie Mac Whole Loan
0.39%		9/25/35	5,194,459	4,921,801

				5,848,146

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				17,706,913

See notes to financial statements.

ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

FIXED RATE MORTGAGE-RELATED SECURITIES	44.4%
15 Yr. Securities	0.1%
Freddie Mac
8.00%		12/17/15	$35,899	$37,791

Collateralized Mortgage Obligations	44.3%
Fannie Mae
4.00%		2/25/23	2,960,899	3,074,319
Freddie Mac
4.50%		4/15/19	2,918,904	3,067,554
4.00%		8/15/23	2,945,816	3,056,749
4.50%		11/15/32	16,855	16,830
Government National Mortgage Association
5.12%		1/16/28	1,070,337	1,128,249
4.80%		6/16/31	1,039,163	1,106,972
4.50%		10/20/33	2,828,659	2,901,010
4.50%		11/20/36	1,804,257	1,858,607

				16,210,290

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				16,248,081

REPURCHASE AGREEMENTS	7.2%
Bank of America, 0.06%, (Agreement dated 10/30/09 to be repurchased at $2,654,013 on 11/2/09. Collateralized by various Fixed Rate U.S. Government Mortgage-Backed Securities, 4.20%-5.00%, with a value of $2,707,080, due 8/16/26-7/16/33)			2,654,000	2,654,000

TOTAL REPURCHASE AGREEMENTS				2,654,000

TOTAL INVESTMENTS (Cost $40,689,540)(a)	99.9%			36,608,994

NET OTHER ASSETS (LIABILITIES)	0.1%			21,349

Net Assets applicable to 3,859,113 Shares of Common Stock issued and outstanding	100.0%			$36,630,343

Net Asset Value, offering and redemption price per share ($36,630,343 ÷ 3,859,113 Shares)				$9.49

*	The rates presented are the rates in effect at October 31, 2009.

(a)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	22.3%
1 Yr. Constant Maturity Treasury Based ARMS	4.1%
Countrywide Home Loans
3.33%		1/20/35	$967,789	$755,241
Lehman XS Trust
1.90%		11/25/35	1,728,096	915,855

				1,671,096

HYBRID ARMS	17.7%
Adjustable Rate Mortgage Trust
5.26%		10/25/35	3,929,495	192,978
Banc of America Mortgage Securities
4.92%		3/25/33	209,321	28,772
4.00%		4/25/33	26,907	25,355
Bear Stearns Adjustable Rate Mortgage Trust
4.55%		10/25/35	5,421,176	566,133
Countrywide Alternative Loan Trust
4.72%		12/25/34	2,922,701	337,708
Countrywide Home Loans
4.84%		12/25/33	1,116,598	623,489
5.38%		11/25/35	3,199,283	157,428
CS First Boston Mortgage Securities Corp.
4.08%		6/25/33	153,211	114,386
First Horizon Alternative Mortgage Securities
5.20%		7/25/35	4,939,127	235,251
GSR Mortgage Loan Trust
5.15%		1/25/36	2,388,600	235,713
JP Morgan Mortgage Trust
4.95%		8/25/35	1,767,363	266,642
Structured Adjustable Rate Mortgage Loan Trust
3.52%		4/25/34	2,744,872	1,168,300
5.50%		6/25/36	3,563,440	3,142,912
Wells Fargo Mortgage Backed Securities Trust
6.15%		12/25/36	1,708,062	177,068

				7,272,135

See notes to financial statements.

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND (continued)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

MONTHLY London Interbank Offering Rate (LIBOR) Collateralized Mortgage Obligations	0.5%
Banc of America Funding Corp.
0.56%		2/20/47	$1,923,962	$20,413
0.59%		2/20/47	1,604,102	16,298
Impac CMB Trust
1.26%		6/25/33	232,440	181,222

				217,933

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				9,161,164

FIXED RATE MORTGAGE-RELATED SECURITIES	70.8%
15 Yr. Securities	5.3%
Fannie Mae
7.00%		3/1/15	176,673	188,383
7.00%		3/1/15	98,283	104,685
7.00%		3/1/15	88,983	94,726
7.50%		11/1/15	134,125	144,857
6.50%		1/1/16	127,516	135,783
6.00%		6/1/16	358,997	386,508
6.00%		7/1/17	418,462	453,345
6.00%		7/1/17	217,743	235,894
Freddie Mac
7.50%		1/1/10	1,072	1,072
6.00%		6/1/17	402,294	435,452

				2,180,705

Collateralized Mortgage Obligations	65.5%
Countrywide Alternative Loan Trust
5.50%		12/25/35	2,469,609	2,169,760
Credit Suisse Mortgage Capital Certificates
6.00%		2/25/37	2,716,306	1,094,698
6.00%		2/25/37	411,644	165,897
Fannie Mae
4.00%		2/25/23	3,689,987	3,831,335
4.50%		3/25/24	1,401,235	1,468,399
5.00%		5/25/32	2,487,719	2,608,243
4.00%		10/25/32	1,661,107	1,706,762
5.00%		9/25/35	559,206	571,021
See notes to financial statements.

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

First Horizon Alternative Mortgage Securities
6.00%		7/25/36	$1,284,702	$1,039,473
6.00%		7/25/36	1,219,594	811,058
Freddie Mac
5.00%		2/15/30	3,985,792	4,221,214
Freddie Mac Reference Remic
5.50%		12/15/18	3,661,188	3,805,013
Government National Mortgage Association
4.50%		11/20/36	2,050,157	2,111,914
Residential Funding Mortgage Securities I
6.00%		1/25/37	3,047,361	1,329,692

				26,934,479

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				29,115,184

REPURCHASE AGREEMENTS	7.0%
Bank of America, 0.06%, (Agreement dated 10/30/09 to be repurchased at $2,884,014 on 11/2/09. Collateralized by a Fixed Rate U.S. Government Mortgage-Backed Security, 4.20%, with a value of $2,941,681, due 8/16/26)			2,884,000	2,884,000

TOTAL REPURCHASE AGREEMENTS				2,884,000

TOTAL INVESTMENTS (Cost $76,030,770)(a)	100.1%			41,160,348
NET OTHER ASSETS (LIABILITIES)	(0.1)%			(50,946)

Net Assets applicable to 8,230,088 Shares of Common Stock issued and outstanding	100.0%			$41,109,402

Net Asset Value, offering and redemption price per share ($41,109,402 ÷ 8,230,088 Shares)				$5.00

*	The rates presented are the rates in effect at October 31, 2009.

(a)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES*	15.3%
HYBRID ARMS	4.0%
GSR Mortgage Loan Trust
5.15%		1/25/36	$1,853,632	$182,921
5.64%		4/25/36	1,324,578	66,990
Indymac INDA Mortgage Loan Trust
5.13%		11/25/35	1,429,696	247,564
5.65%		3/25/37	1,404,255	442,761
Wells Fargo Mortgage Backed Securities Trust
5.13%		9/25/35	164,000	43,580

				983,816

MONTHLY London Interbank Offering Rate (LIBOR) Collateralized Mortgage Obligations	11.3%
Fannie Mae
0.66%		2/25/37	2,856,803	2,794,798

TOTAL ADJUSTABLE RATE MORTGAGE-RELATED SECURITIES				3,778,614

FIXED RATE MORTGAGE-RELATED SECURITIES	79.7%
15 Yr. Securities	0.5%
Fannie Mae
7.00%		3/1/15	122,398	130,297

30 Yr. Securities	5.2%
Fannie Mae
5.00%		3/1/38	755,396	784,078
Government National Mortgage Association
7.50%		2/15/24	104,704	114,660
7.00%		4/15/27	105,080	114,923
6.00%		1/15/29	233,397	251,394

				1,265,055

Collateralized Mortgage Obligations	74.0%
Fannie Mae
4.50%		3/25/24	418,368	438,421
5.00%		5/25/32	2,475,865	2,595,815
5.00%		9/25/32	5,099,251	5,393,638
4.00%		1/25/33	193,358	198,495
5.50%		12/25/36	3,138,481	3,406,579
See notes to financial statements.

ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net	Maturity	Principal
	Assets	Date	Amount	Value

Freddie Mac
4.50%		4/15/19	$2,928,712	$3,077,861
4.50%		3/15/33	266,500	268,269
Freddie Mac Reference REMIC†
5.50%		12/15/18	2,745,737	2,853,600

				18,232,678

TOTAL FIXED RATE MORTGAGE-RELATED SECURITIES				19,628,030

REPURCHASE AGREEMENT	5.1%
Bank of America, 0.06%, (Agreement dated 10/30/09 to be repurchased at $1,243,006 on 11/2/09. Collateralized by a Fixed Rate U.S. Government Mortgage-Backed Security, 5.00%, with a value of $1,267,860, due 7/16/33)			1,243,000	1,243,000

TOTAL INVESTMENTS (Cost $28,696,495)(a)	100.1%			24,649,644
NET OTHER ASSETS (LIABILITIES)	(0.1)%			(22,871)

Net Assets applicable to 2,792,047 Shares of Common Stock issued and outstanding	100.0%			$24,626,773

Net Asset Value, offering and redemption price per share ($24,626,773 ÷ 2,792,047 Shares)				$8.82

*	The rates presented are the rates in effect at October 31, 2009.

(a)	Represents cost for financial reporting purposes.

†	REMIC – Real Estate Mortgage Investment Conduit.

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net
	Assets	Shares	Value

COMMON STOCKS	96.8%
Aerospace & Defense	6.6%
General Dynamics Corp.		35,000	$2,194,500
United Technologies Corp.		50,000	3,072,500

			5,267,000

Air Freight & Logistics	3.0%
United Parcel Service, Inc.		45,000	2,415,600

Beverages	9.3%
Coca-Cola Co.		70,000	3,731,700
PepsiCo, Inc.		60,000	3,633,000

			7,364,700

Commercial Banks	3.8%
Wells Fargo & Co.		110,000	3,027,200

Communications Equipment	3.2%
Cisco Systems, Inc.(a)		110,000	2,513,500

Computers & Peripherals	4.6%
International Business Machines Corp.		30,000	3,618,300

Diversified Financial Services	3.3%
American Express Co.		75,000	2,613,000

Food & Staples Retailing	7.7%
Sysco Corp.		100,000	2,645,000
Wal-Mart Stores, Inc.		70,000	3,477,600

			6,122,600

Health Care Equipment & Supplies	5.3%
Becton, Dickinson & Co.		30,000	2,050,800
Medtronic, Inc.		60,000	2,142,000

			4,192,800

Health Care Providers & Services	2.3%
UnitedHealth Group, Inc.		70,000	1,816,500

Hotels, Restaurants & Leisure	3.7%
McDonald’s Corp.		50,000	2,930,500

Household Products	4.8%
Proctor & Gamble		65,000	3,770,000

Industrial Conglomerates	6.7%
3M Company		40,000	2,942,800
General Electric Co.		164,000	2,338,640

			5,281,440

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND (concluded)
STATEMENT OF NET ASSETS
October 31, 2009

	Percentage
	of Net
	Assets	Shares	Value

Insurance	4.5%
Berkshire Hathaway, Inc.(a)		36	$3,564,000

IT Services	3.5%
Automatic Data Processing		70,000	2,786,000

Media	1.7%
Omnicom Group Inc.		40,000	1,371,200

Oil & Gas Consumable Fuels	6.0%
Chevron Corp.		20,000	1,530,800
Exxon Mobil Corp.		45,000	3,225,150

			4,755,950

Pharmaceuticals	8.3%
Abbott Laboratories		60,000	3,034,200
Johnson & Johnson		60,000	3,543,000

			6,577,200

Software	4.4%
Microsoft Corp.		125,000	3,466,250
Specialty Retail	4.1%
Home Depot		70,000	1,756,300
Staples, Inc.		70,000	1,519,000

			3,275,300

TOTAL COMMON STOCKS			76,729,040

TOTAL INVESTMENTS (Cost $65,933,480)(b)	96.8%		76,729,040

RECEIVABLE FROM INVESTMENT ADVISER	0.0%		24,074
NET OTHER ASSETS (LIABILITIES)	3.2%		2,499,445

Net Assets applicable to 11,146,803 Shares of Common Stock issued and outstanding	100.0%		$79,252,559

Net Asset Value, Class AMF offering and redemption price per share ($76,668,749 ÷ 10,783,461 Shares)			$7.11

Net Asset Value, Class H offering and redemption price per share ($2,583,810 ÷ 363,342 Shares)			$7.11

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes.

See notes to financial statements.

ASSET MANAGEMENT FUND
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2009

		Ultra		Short		U.S.	Large
	Money	Short	Ultra	U.S.	Intermediate	Government	Cap
	Market	Mortgage	Short	Government	Mortgage	Mortgage	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Interest income	$93,781	$44,486,182	$1,963,926	$2,079,581	$4,248,080	$2,144,856	$—
Dividend income	—	—	—	—	—	—	1,633,878

Total investment income	93,781	44,486,182	1,963,926	2,079,581	4,248,080	2,144,856	1,633,878

Operating expenses:
Investment advisory	55,376	4,138,181	114,416	115,260	183,676	97,505	403,953
Distribution — Class AMF Shares	—	—	—	—	—	—	151,063
Distribution — Class I Shares	41,919	2,298,980	63,564	69,156	78,719	58,503	—
Distribution — Class D Shares	53,824	—	—	—	—	—	—
Fund accounting	1,390	35,378	9,220	7,020	14,250	8,227	1,988
Administration	13,983	357,908	9,706	17,460	19,782	14,380	25,695
Custodian	19,997	227,377	13,713	17,226	30,164	19,396	16,576
Transfer agent	13,910	36,804	3,093	2,694	2,233	1,641	—
Transfer agent — Class AMF Shares	—	—	—	—	—	—	120,246
Transfer agent — Class H Shares	—	—	—	—	—	—	132
Legal	19,682	362,630	8,973	14,224	25,214	16,330	99,546
Chief Compliance Officer	5,601	125,694	2,460	4,533	7,527	5,108	6,289
Trustees	10,342	224,989	4,465	8,299	14,076	9,775	10,185
Other	31,960	459,810	15,806	31,271	43,510	32,219	62,931

Total expenses before fee reductions	267,984	8,267,751	245,416	287,143	419,151	263,084	898,604

Expenses reduced by Investment Adviser	(176,814)	(1,839,201)	(50,852)	(14,382)	(53,767)	—	(71,849)
Expenses reduced by Distributor	(32,431)	(919,584)	(25,425)	—	—	—	(60,425)

Net expenses	58,739	5,508,966	169,139	272,761	365,384	263,084	766,330

Net investment income	35,042	38,977,216	1,794,787	1,806,820	3,882,696	1,881,772	867,548

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Realized gains (losses) from investment transactions	—	(8,631,780)	(275,425)	884,792	(5,644,834)	132,581	(2,726,424)
Realized losses from redemptions in-kind	—	(12,822,037)	(2,974,733)	(2,518,937)	(11,117,181)	(5,516,766)	—
Change in unrealized appreciation (depreciation) from investments	—	(31,943,732)	(2,648,572)	2,475,196	1,700,346	4,925,874	14,067,892

Net realized and unrealized gains (losses) from investments	—	(53,397,549)	(5,898,730)	841,051	(15,061,669)	(458,311)	11,341,468

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$35,042	$(14,420,333)	$(4,103,943)	$2,647,871	$(11,178,973)	$1,423,461	$12.209,016

See notes to financial statements.

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Money Market Fund

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$35,042	$4,689,048

Change in net assets resulting from operations	35,042	4,689,048

Dividends paid to stockholders:
From net investment income:
Class I Stockholders	(26,436)	(3,456,779)
Class D Stockholders	(8,606)	(1,232,269)

Total dividends paid to stockholders	(35,042)	(4,689,048)

Capital Transactions:
Class I Shares:
Proceeds from sale of shares	109,008,107	630,094,592
Value of shares issued to stockholders in reinvestment of dividends	24,157	2,699,524
Value of shares redeemed	(120,258,530)	(731,945,593)
Class D Shares:
Proceeds from sale of shares	45,561,153	310,578,699
Value of shares issued to stockholders in reinvestment of dividends	1,695	963,972
Value of shares redeemed	(58,697,936)	(355,564,170)

Change in net assets from capital transactions	(24,361,354)	(143,172,976)

Change in net assets	(24,361,354)	(143,172,976)
Net Assets:
Beginning of year	46,704,271	189,877,247

End of year	$22,342,917	$46,704,271

Accumulated undistributed net investment income	$—	$—

See notes to financial statements.

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Ultra Short Mortgage Fund		Ultra Short Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2009	2008	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$38,977,216	$77,991,528	$1,794,787	$6,429,072
Net realized losses from investments	(21,453,817)	(46,076,853)	(3,250,158)	(9,253,885)
Change in unrealized appreciation (depreciation) from investments	(31,943,732)	(255,000,691)	(2,648,572)	(15,173,129)

Change in net assets resulting from operations	(14,420,333)	(223,086,016)	(4,103,943)	(17,997,942)

Dividends paid to stockholders:
From net investment income	(39,660,763)	(76,518,250)	(1,805,958)	(6,509,467)

Total dividends paid to stockholders	(39,660,763)	(76,518,250)	(1,805,958)	(6,509,467)

Capital Transactions:
Proceeds from sale of shares	—	55,000,899	—	9,811,324
Value of shares issued to stockholders in reinvestment of dividends	5,199,249	25,109,030	79,245	1,730,042
Value of shares redeemed	(65,146,760)	(425,994,496)	(6,071,600)	(60,491,461)
Value of in-kind shares redeemed	(38,806,947)	(441,820,355)	(6,732,581)	(81,953,699)

Change in net assets from capital transactions	(98,754,458)	(787,704,922)	(12,724,936)	(130,903,794)

Change in net assets	(152,835,554)	(1,087,309,188)	(18,634,837)	(155,411,203)
Net Assets:
Beginning of year	1,044,579,929	2,131,889,117	39,749,515	195,160,718

End of year	$891,744,375	$1,044,579,929	$21,114,678	$39,749,515

Accumulated undistributed net investment income (distributions in excess of income)	$638,200	$605,273	$71,871	$50,794

See notes to financial statements.

Short U.S. Government Fund		Intermediate Mortgage Fund		U.S. Government Mortgage Fund

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
2009	2008	2009	2008	2009	2008

$1,806,820	$4,634,209	$3,882,696	$8,529,956	$1,881,772	$4,622,386
(1,634,145)	(2,935,703)	(16,762,015)	(16,585,280)	(5,384,185)	(38,024)

2,475,196	(6,305,508)	1,700,346	(31,896,230)	4,925,874	(9,017,865)

2,647,871	(4,607,002)	(11,178,973)	(39,951,554)	1,423,461	(4,433,503)

(1,776,089)	(4,703,753)	(3,868,565)	(8,423,826)	(1,872,169)	(4,563,030)

(1,776,089)	(4,703,753)	(3,868,565)	(8,423,826)	(1,872,169)	(4,563,030)

—	14,604,973	—	550	—	10,850

424,380	2,819,194	128,193	1,549,547	273,685	1,699,652
(4,828,379)	(43,565,999)	(5,459,155)	(39,380,957)	(3,038,416)	(50,171,525)
(20,371,849)	(36,739,670)	(18,751,029)	(63,631,135)	(31,995,150)	(13,776,877)

(24,775,848)	(62,881,502)	(24,081,991)	(101,461,995)	(34,759,881)	(62,237,900)

(23,904,066)	(72,192,257)	(39,129,529)	(149,837,375)	(35,208,589)	(71,234,433)

60,534,409	132,726,666	80,238,931	230,076,306	59,835,362	131,069,795

$36,630,343	$60,534,409	$41,109,402	$80,238,931	$24,626,773	$59,835,362

$12,402	$(46,162)	$31,032	$19,836	$(7,980)	$(16,483)

ASSET MANAGEMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund

	Year Ended	Year Ended
	October 31,	October 31,
	2009	2008

Increase (decrease) in net assets:
Operations:
Net investment income	$867,548	$532,633
Net realized gains (losses) from investments	(2,726,424)	774,587
Change in unrealized appreciation/depreciation from investments	14,067,892	(15,530,261)

Change in net assets resulting from operations	12,209,016	(14,223,041)

Dividends paid to stockholders:
From net investment income:
Class AMF Stockholders	(886,785)	(680,851)
Class H Stockholders	(26,983)	—
From net realized gains:
Class AMF Shares	(774,584)	(5,389,673)

Total dividends paid to stockholders	(1,688,352)	(6,070,524)

Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	245,000	261,000
Value of shares issued due to reorganization*	33,578,897	—
Value of shares issued to stockholders in reinvestment of dividends	1,024,252	3,588,225
Cost of shares repurchased	(7,482,412)	(1,588,308)
Class H Shares:
Proceeds from sale of shares	186,226	—
Value of shares issued due to reorganization*	2,412,274	—
Value of shares issued to stockholders in reinvestment of dividends	24,244	—
Cost of shares repurchased	(684,825)	—

Change in net assets from capital transactions	29,303,656	2,260,917

Change in net assets	39,824,320	(18,032,648)
Net Assets:
Beginning of year	39,428,239	57,460,887

End of year	$79,252,559	$39,428,239

Accumulated net investment income	$142,409	$93,626

*	Amounts indicated relate to reorganization during the year ended October 31, 2009. See Note A for more details.

See notes to financial statements.

ASSET MANAGEMENT FUND
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS — CLASS I SHARES
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2009	2008	2007		2006	2005

Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	0.0009	0.0250	0.0512		0.0465	0.0264
Net realized losses from investments	—	—	—	(a)	—	—	(a)

Total from investment operations	0.0009	0.0250	0.0512		0.0465	0.0264

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.0009)	(0.0250)	(0.0512)		(0.0465)	(0.0264)

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00

Total return	0.09%	2.53%	5.24%		4.76%	2.68%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$21,342	$32,568	$131,720		$110,021	$81,311
Ratio of expenses to average net assets	0.16%	0.20%	0.14%		0.18%	0.17%
Ratio of net investment income to average net assets	0.09%	2.82%	5.12%		4.68%	2.84%
Ratio of expenses to average net assets*	0.61%	0.43%	0.40%		0.43%	0.42%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)	Net realized losses per share were less than $0.00005.

See notes to financial statements.

ASSET MANAGEMENT FUND
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS — CLASS D SHARES
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2009	2008	2007		2006	2005

Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income	0.0009	0.0207	0.0462		0.0420	0.0219
Net realized losses from investments	—	—	—	(a)	—	—	(a)

Total from investment operations	0.0009	0.0207	0.0462		0.0420	0.0219

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.0009)	(0.0207)	(0.0462)		(0.0420)	(0.0219)

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00

Total return	0.09%	2.09%	4.72%		4.29%	2.22%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$1,001	$14,136	$58,157		$31,181	$38,622
Ratio of expenses to average net assets	0.17%	0.68%	0.64%		0.63%	0.63%
Ratio of net investment income to average net assets	0.10%	2.67%	4.60%		4.29%	2.23%
Ratio of expenses to average net assets*	1.09%	0.88%	0.85%		0.88%	0.88%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)	Net realized losses per share were less than $0.00005.

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$7.72	$9.62	$9.68	$9.69	$9.83

Income from investment operations:
Net investment income	0.3058	0.4290	0.5107	0.4216	0.2706
Net realized and unrealized gains (losses) from investments	(0.3855)	(1.9116)	(0.0686)	0.0041 (a)	(0.0930)

Total from investment operations	(0.0797)	(1.4826)	0.4421	0.4257	0.1776

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.3109)	(0.4174)	(0.5021)	(0.4357)	(0.3176)

Change in net asset value	(0.39)	(1.90)	(0.06)	(0.01)	(0.14)

Net asset value, end of year	$7.33	$7.72	$9.62	$9.68	$9.69

Total return	(0.88)%	(15.95)%	4.67%	4.49%	1.83%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$891,744	$1,044,580	$2,131,889	$2,292,373	$2,674,298
Ratio of expenses to average net assets	0.60%	0.50%	0.46%	0.46%	0.46%
Ratio of net investment income to average net assets	4.24%	4.71%	5.28%	4.35%	2.80%
Ratio of expenses to average net assets*	0.90%	0.80%	0.76%	0.76%	0.76%
Portfolio turnover rate	56%	35%	59%	83%	63%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

ASSET MANAGEMENT FUND
ULTRA SHORT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$6.86	$9.61	$9.74	$9.74	$9.87

Income from investment operations:
Net investment income	0.4179	0.4667	0.5137	0.4462	0.2909
Net realized and unrealized gains (losses) from investments	(1.2717)	(2.7462)	(0.1249)	0.0185	(0.0832)

Total from investment operations	(0.8538)	(2.2795)	0.3888	0.4647	0.2077

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.4162)	(0.4705)	(0.5188)	(0.4647)	(0.3377)

Change in net asset value	(1.27)	(2.75)	(0.13)	—	(0.13)

Net asset value, end of year	$5.59	$6.86	$9.61	$9.74	$9.74

Total return	(12.45% )	(24.99% )	4.07%	4.88%	2.14%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$21,115	$39,750	$195,161	$204,662	$231,797
Ratio of expenses to average net assets	0.67%	0.54%	0.48%	0.48%	0.49%
Ratio of net investment income to average net assets	7.07%	5.16%	5.29%	4.57%	2.99%
Ratio of expenses to average net assets*	0.97%	0.84%	0.78%	0.78%	0.79%
Portfolio turnover rate	10%	32%	36%	89%	36%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ASSET MANAGEMENT FUND
SHORT U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$9.28	$10.35	$10.37	$10.37	$10.61

Income from investment operations:
Net investment income	0.3548	0.4301	0.5222	0.4370	0.3421
Net realized and unrealized gains (losses) from investments	0.2069	(1.0594)	(0.0232)	0.0209	(0.2035)

Total from investment operations	0.5617	(0.6293)	0.4990	0.4579	0.1386

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.3517)	(0.4407)	(0.5190)	(0.4579)	(0.3786)

Change in net asset value	0.21	(1.07)	(0.02)	—	(0.24)

Net asset value, end of year	$9.49	$9.28	$10.35	$10.37	$10.37

Total return	6.17%	(6.71% )	4.93%	4.52%	1.33%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$36,630	$60,534	$132,727	$162,250	$156,322
Ratio of expenses to average net assets	0.59%	0.53%	0.48%	0.51%	0.50%
Ratio of net investment income to average net assets	3.92%	4.33%	5.04%	4.22%	3.24%
Ratio of expenses to average net assets*	0.62%	0.53%	0.48%	0.51%	0.50%
Portfolio turnover rate	59%	58%	42%	56%	95%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ASSET MANAGEMENT FUND
INTERMEDIATE MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$6.39	$9.12	$9.29	$9.28	$9.57

Income from investment operations:
Net investment income	0.4028	0.4504	0.4810	0.4306	0.3792
Net realized and unrealized gains (losses) from investments	(1.3925)	(2.7388)	(0.1774)	0.0123	(0.2778)

Total from investment operations	(0.9897)	(2.2884)	0.3036	0.4429	0.1014

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.4003)	(0.4416)	(0.4736)	(0.4329)	(0.3914)

Change in net asset value	(1.39)	(2.73)	(0.17)	0.01	(0.29)

Net asset value, end of year	$5.00	$6.39	$9.12	$9.29	$9.28

Total return	(15.65% )	(25.94% )	3.31%	4.90%	1.07%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$41,109	$80,239	$230,076	$259,106	$277,961
Ratio of expenses to average net assets	0.70%	0.51%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	7.41%	5.42%	5.19%	4.65%	4.02%
Ratio of expenses to average net assets*	0.80%	0.61%	0.58%	0.58%	0.58%
Portfolio turnover rate	32%	18%	39%	56%	95%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ASSET MANAGEMENT FUND
U.S. GOVERNMENT MORTGAGE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value, beginning of year	$8.86	$10.13	$10.18	$10.19	$10.59

Income from investment operations:
Net investment income	0.4225	0.4898	0.5287	0.5038	0.4855
Net realized and unrealized gains (losses) on investments	(0.0399)	(1.2772)	(0.0631)	(0.0053)	(0.3880)

Total from investment operations	0.3826	(0.7874)	0.4656	0.4985	0.0975

Less distributions:
Dividends paid to stockholders:
From net investment income	(0.4226)	(0.4826)	(0.5156)	(0.5085)	(0.4975)

Change in net asset value	(0.04)	(1.27)	(0.05)	(0.01)	(0.40)

Net asset value, end of year	$8.82	$8.86	$10.13	$10.18	$10.19

Total return	4.41%	(8.11% )	4.69%	5.04%	0.92%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$24,627	$59,835	$131,070	$164,088	$166,048
Ratio of expenses to average net assets	0.68%	0.52%	0.49%	0.48%	0.48%
Ratio of net investment income to average net assets	4.83%	4.96%	5.20%	4.98%	4.66%
Portfolio turnover rate	36%	28%	39%	105%	71%

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND — CLASS AMF SHARES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Year	Year	Ten Months
	Ended	Ended	Ended		Year Ended December 31,
	October 31,	October 31,	October 31,
	2009	2008	2007*		2006	2005	2004

Net asset value, beginning of period	$6.89	$10.47	$10.01		$9.77	$10.56	$10.61

Income (Loss) from operations:
Net investment income	0.09	0.09	0.05		0.01	0.01	0.05
Net realized and unrealized gains (losses) from investments	0.37	(2.57)	0.46		1.35	(0.29)	0.50

Total from investment operations	0.46	(2.48)	0.51		1.36	(0.28)	0.55

Less Distributions:
Dividends paid to stockholders:
From net investment income	(0.10)	(0.12)	(0.05)		(0.02)	(0.01)	(0.05)
From net realized gains on investments	(0.14)	(0.98)	—		(1.10)	(0.50)	(0.55)
Tax return of capital	—	—	—		— (a)	—	—

Total distributions	(0.24)	(1.10)	(0.05)		(1.12)	(0.51)	(0.60)

Change in net asset value	0.22	(3.58)	0.46		0.24	(0.79)	(0.05)

Net asset value, end of period	$7.11	$6.89	$10.47		$10.01	$9.77	$10.56

Total return	7.16%	(26.23)%	5.11%	(b)	13.83%	(2.70)%	5.16%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$76,669	$39,428	$57,461		$66,161	$83,632	$91,059
Ratio of net expenses to average net assets	1.24%	0.97%	1.18%	(c)	1.68%	1.44%	1.20%
Ratio of net investment income to average net assets	1.39%	1.08%	0.60%	(c)	0.09%	0.11%	0.46%
Ratio of net expenses to average net assets**	1.45%	1.07%	1.27%	(c)	—	—	—
Portfolio turnover rate	14%	14%	13%		10%	23%	14%

*	In connection with the reorganization of the AMF Large Cap Equity Institutional Fund, Inc. (the Predecessor Fund) into the Large Cap Equity Fund on January 8, 2007, the Net Asset Value (NAV) of the Predecessor Fund changed to $10.00 per share. Shareholders received the number of shares of Large Cap Equity Fund equal in value to the number of shares held in the Predecessor Fund. The amounts presented prior to this date have been restated to reflect the change in NAV during the reorganization.
**	During the period, certain fees were voluntarily reduced. If such voluntarily fee reductions had not occurred, the ratios would have been as indicated.

(a)	Distributions per share were less than $0.005.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

ASSET MANAGEMENT FUND
LARGE CAP EQUITY FUND — CLASS H SHARES
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period indicated.

	Period
	Ended
	October 31,
	2009(a)

Net asset value, beginning of period	$5.52

Income (Loss) from operations:
Net investment income	0.07
Net realized and unrealized gains (losses) from investments	1.59

Total from investment operations	1.66

Less Distributions:
Dividends paid to stockholders:
From net investment income	(0.07)

Change in net asset value	1.59

Net asset value, end of period	$7.11

Total return	30.22%	(b)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$2,584
Ratio of net expenses to average net assets	0.90%	(c)
Ratio of net investment income to average net assets	1.56%	(c)
Ratio of net expenses to average net assets*	1.05%	(c)
Portfolio turnover rate	14%	(d)

*	During the period, certain fees were voluntarily reduced. If such voluntarily fee reductions had not occurred, the ratios would have been as indicated.

(a)	For the period February 20, 2009 (commencement of operations) through October 31, 2009.
(b)	Not annualized.
(c)	Annualized.
(d)	The portfolio turnover rate represents the full year period of November 1, 2008 through October 31, 2009.

See notes to financial statements.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009
Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As of October 31, 2009, the Trust is authorized to issue an unlimited number of shares in seven separate series: the Money Market Fund, the Ultra Short Mortgage Fund, the Ultra Short Fund, the Short U.S. Government Fund, the Intermediate Mortgage Fund, the U.S. Government Mortgage Fund and the Large Cap Equity Fund (referred to individually as a “Fund” and collectively as the “Funds”). Each of the Funds, except the Money Market Fund and the Large Cap Equity Fund, offer a single class of shares. The Money Market Fund is authorized to sell two classes of shares, Class I Shares and Class D Shares. Class I and Class D Shares of the Money Market Fund have the same rights and obligations except that (i) Class D Shares bear a higher distribution fee, which will cause Class D Shares to have a higher expense ratio and to pay lower dividends than those related to Class I Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees, will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to the matters relating to its own distribution arrangements. The Large Cap Equity Fund is authorized to sell two classes of shares, Class AMF Shares and Class H Shares. Class H Shares commenced operations on February 20, 2009 following the reorganization of the John Hancock Large Cap Select Fund into the Fund. All outstanding shares of the Large Cap Equity Fund that had been issued prior to February 20, 2009 were redesignated Class AMF Shares. Class AMF and Class H Shares of the Large Cap Equity Fund have the same rights and obligations except (i) Class AMF Shares bear a distribution fee, while Class H Shares will not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividends than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees, will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements.

As of October 31, 2009, all of the Funds except the Money Market Fund and the Large Cap Equity Fund are closed to new investors and additional purchases by existing shareholders, however, additional shares may still be issued to shareholders in reinvestment of dividends for all Funds.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote. The Trust maintains an insurance policy which insures its officers and trustees against certain liabilities.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Money Market Fund:

Fund securities are valued under the amortized cost method as allowed by Rule 2a-7 under the 1940 Act, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion / amortization rate of any discount or premium is recorded until maturity of the security as long as the calculation approximates fair value. The Fund seeks to maintain a net asset value per share (“NAV”) at $1.00.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund:

The Funds’ debt securities (except short-term debt instruments maturing within 60 days which are valued at amortized cost) are valued at market quotations or values obtained from independent pricing services approved by the Board of Trustees. The Board of Trustees has authorized one or more pricing services with respect to various asset classes of securities held by the Funds. Pricing services may use various techniques to value securities which take in account a variety of factors including yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, including broker quotes. If a pricing service is unable to provide valuations for a particular security or securities, or the Adviser determined that such valuations are unreliable, the funds will fair value the securities pursuant to the Board approved proprietary fair valuation methodology of the Adviser.

Within the fair value pricing methodology used by the Adviser, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, prepayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value and those differences could be material.

Fair value pricing, including prices obtained from pricing services is inherently a process of estimates and judgments. When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a decrease in the volume or level of activity or have identified circumstances that indicate that a transaction is not orderly. Fair value prices established by a Fund may fluctuate to a greater degree than securities for which market quotes are readily available and may differ materially from the value that might be realized upon the sale of the security. There can be no assurance that a Fund could purchase or sell a portfolio of investments at the fair value price used to calculate the Fund’s NAV. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

Short-term debt instruments of sufficient credit quality maturing within 60 days of the valuation date will be valued at amortized cost, which approximates market value.

Large Cap Equity Fund:

Securities traded on the NASDAQ National Market System are valued at the official closing price as reported by NASDAQ. Securities traded on national exchanges are valued at the last reported sale price on the exchange where the security is principally traded. In the case of over-the-counter securities, securities are valued at the mean between closing bid and asked prices as of the close of regular trading on the New York Stock Exchange (normally 4:00 PM Eastern time). Open-end mutual fund

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

investments are valued at their most recently calculated net asset value. Closed-end funds are valued at their market values based upon the latest available sale price on the exchange where the security is principally traded. Short-term debt instruments of sufficient credit quality maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value. Securities for which (i) quotations are not readily available, or (ii) are determined by the Adviser not to reflect their fair market value are valued at fair value as determined in good faith by the Valuation Committee under the direction of the Board of Trustees.

The Funds have a three-tier fair value hierarchy and is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

	Level 1 -	Level 2 -	Level 3 -
	Quoted	Other Significant	Significant
Portfolio	Prices	Observable Inputs	Unobservable Inputs	Total

Money Market Fund
Repurchase Agreements	$—	$22,357,000	$—	$22,357,000

Total Investments				22,357,000
Ultra Short Mortgage Fund
U.S. Government Agency Mortgages	—	582,110,602	—	582,110,602
Non-Agency Mortgage Related Securities	—	—	263,887,470	263,887,470
Repurchase Agreements	—	51,655,000	—	51,655,000

Total Investments				897,653,072
Ultra Short Fund
U.S. Government Agency Mortgages	—	10,020,855	—	10,020,855
Non-Agency Mortgage Related Securities	—	—	10,169,129	10,169,129

Total Investments				20,189,984
Short U.S. Government Fund
U.S. Government Agency Mortgages	—	31,968,224	—	31,968,224
Non-Agency Mortgage Related Securities	—	—	1,986,770	$1,986,770
Repurchase Agreements	—	2,654,000	—	2,654,000

Total Investments				36,608,994

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

	Level 1 -	Level 2 -	Level 3 -
	Quoted	Other Significant	Significant
Portfolio	Prices	Observable Inputs	Unobservable Inputs	Total

Intermediate Mortgage Fund
U.S. Government Agency Mortgages	—	22,504,606	—	22,504,606
Non-Agency Mortgage Related Securities	—	—	15,771,742	15,771,742
Repurchase Agreements	—	2,884,000	—	2,884,000

Total Investments				41,160,348
U.S. Government Mortgage Fund
U.S. Government Agency Mortgages	—	22,422,828	—	22,422,828
Non-Agency Mortgage Related Securities	—	—	983,816	983,816
Repurchase Agreements	—	1,243,000	—	1,243,000

Total Investments				24,649,644
Large Cap Equity Fund
Common Stocks	76,729,040	—	—	76,729,040

Total Investments				$76,729,040

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Ultra Short Mortgage Fund	Ultra Short Fund	Short U.S. Government Fund
	Investments in	Investments in	Investments in
	Mortgage Non-Agency	Mortgage Non-Agency	Mortgage Non-Agency
	Related	Related	Related
	Securities	Securities	Securities

Balance as of 10/31/2008	$511,280,481	$23,374,807	$5,808,783
Realized Gain/(Loss)	(24,944,301)	(3,226,668)	(2,479,327)
Accrued Accretion/ (Amortization)	1,864,639	200,904	21,112
Change in Unrealized Appreciation/ (Depreciation)*	(63,464,018)	(3,464,077)	326,590
Net Purchase/(Sales)	(160,849,331)	(6,715,837)	(1,690,388)
Transfers In/(Out) of Level 3	—	—	—

Balance as of 10/31/2009	$263,887,470	$10,169,129	$1,986,770

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

	Intermediate Mortgage Fund	U.S. Government Mortgage Fund
	Investments in	Investments in
	Mortgage Non-Agency	Mortgage Non-Agency
	Related	Related
	Securities	Securities

Balance as of 10/31/2008	$44,758,152	$8,313,760
Realized Gain/(Loss)	(17,659,694)	(5,954,119)
Accrued Accretion/(Amortization)	87,143	35,136
Change in Unrealized Appreciation/(Depreciation)*	272,239	1,059,016
Net Purchase/(Sales)	(11,686,098)	(2,469,977)
Transfers In/(Out) of Level 3	—	—

Balance as of 10/31/2009	$15,771,742	$983,816

*	Changes in unrealized appreciation/(depreciation) related to assets still held at reporting date.

Liquidity and Valuation of Certain Securities

Instability in the markets for fixed income securities, particularly non-agency mortgage-backed securities, has affected and is expected to continue to affect the liquidity and valuation of such securities.

As a result, certain segments of the non-agency market have experienced significantly diminished liquidity and valuations and are currently illiquid. In addition, other segments of the non-agency market have experienced diminished liquidity and valuations and may be illiquid.

Short U.S. Government Fund and U.S. Government Mortgage Fund may invest up to twenty percent of their assets in non-agency mortgage-backed securities and the other Funds (other than the Money Market Fund and the Large Cap Equity Fund) may invest without limit in such securities.

As of October 31, 2009, the respective Funds’ holdings of non-agency mortgage-backed securities were:

Ultra Short Mortgage Fund	29.4%
Ultra Short Fund	50.4%
Short U.S. Government Fund	5.4%
Intermediate Mortgage Fund	38.3%
U.S. Government Mortgage Fund	4.0%

The current market instability has made it more difficult to obtain market quotations on many of the Funds’ portfolio securities. The value and related income of these securities are sensitive to changes in economic conditions, particularly changes in the housing market (e.g., housing prices, mortgage delinquencies and/or defaults). Deteriorating fundamentals in the U.S. housing market and heightened concerns about credit quality within the residential mortgage-backed securities market have adversely impacted the valuation of securities held by the Funds and resulted in increased volatility of the values of securities held by the Funds. Certain holdings of the Funds have also experienced material downgrades in their

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

credit ratings by one or more nationally recognized statistical rating organizations (Moody’s, Standard & Poors, Fitch, etc.) as a result of these deteriorating housing fundamentals. Further deterioration in the housing industry could adversely impact a Fund’s NAV, future performance and liquidity.

Under current market conditions many of the Funds’ portfolio securities (particularly those in certain segments of the non-agency market) may be deemed to be illiquid. Illiquid securities are generally those that cannot be sold or disposed of in an orderly fashion within five business days at approximately the prices at which they are valued. This may result in illiquid securities being disposed of at a price different from the recorded value since the market price of illiquid securities generally is more volatile than that of more liquid securities. This illiquidity of portfolio securities may result in the Funds incurring greater losses on the sale of some portfolio securities than under more stable market conditions. Such losses could adversely impact the Funds’ net asset values per share.

Redemption-In-Kind Policy

Pursuant to the First Amended and Restated Declaration of Trust, the Funds have reserved the right to effect in-kind redemptions when the Board of Trustees determines that it is in the best interest of the Funds to do so. In light of market conditions resulting from the credit crisis, the Funds (other than the Money Market Fund and the Large Cap Equity Fund) have activated the redemption-in-kind policy. Pursuant to an election made by the Funds pursuant to rule 18f-1 under the 1940 act, it is the policy of the Funds to effect redemption requests in an amount up to $250,000 over a ninety day period in cash. Redemptions in excess of this amount may be effected in-kind.

For the fiscal year ending October 31, 2009, the Funds effected redemptions-in-kind as follows:

	Value of Shares
	Redeemed	Realized Losses from
	In-Kind	Redemption In-Kind

Ultra Short Mortgage Fund	$38,806,947	$(12,822,037)
Ultra Short Fund	6,732,581	(2,974,733)
Short U.S. Government Fund	20,371,849	(2,518,937)
Intermediate Mortgage Fund	18,751,029	(11,117,181)
U.S. Government Mortgage Fund	31,995,150	(5,516,766)

Realized gains and losses on redemptions in-kind are recognized for financial reporting purposes, but are not considered to be realized for federal income tax purposes.

AMF Large Cap Equity Fund Reorganization:

The funds entered into an Agreement and Plan of Reorganization with the John Hancock Large Cap Select Fund (the “John Hancock Fund”) pursuant to which all of the assets and stated liabilities of the John Hancock Fund, valued at $35,991,171, were transferred to the Large Cap Equity Fund in a tax-free exchange for 6,517,872 shares of the Large Cap Equity Fund on February 20, 2009. The John Hancock Fund’s net assets at that date included $4,832,448 and $858,949 of unrealized depreciation and accumulated net realized loss, respectively. The following is a class level summary of net assets, shares issued and net asset value per share as of the merger date:

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

	Pre-Merger	Pre-Merger	Post-Merger
	John Hancock	AMF	AMF
	Large Cap Select	Large Cap Equity	Large Cap
	Fund	Fund	Equity

Assets
Class A	$29,281,769	$—		$—	(a)
Class B	$1,966,067	$—		$—	(a)
Class C	$2,265,689	$—		$—	(a)
Class I	$2,412,274	$—		$—	(a)
Class R1	$65,372	$—		$—	(a)
Class AMF	$—	$32,126,860		$65,705,757	(a)
Class H	$—	$—		$2,412,274	(a)

Total Net Assets	$35,991,171	$32,126,860		$68,118,031

Shares
Class A	2,660,404	—		—
Class B	182,150	—		—
Class C	209,638	—		—
Class I	219,123	—		—
Class R1	5,979	—		—
Class AMF	—	5,817,983		11,898,999
Class H	—	—		436,856

Total Shares	3,277,294	5,817,983		12,335,855

Net Asset Value
Class A	$11.01	$—	$
Class B	$10.79	$—	$
Class C	$10.81	$—	$
Class I	$11.01	$—	$
Class R1	$10.93	$—	$
Class AMF	$—	$5.52		$5.52
Class H	$—	$—		$5.52

(a)	Reflects total combined net assets due to the reorganization.

Recent Accounting Pronouncements

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“ASC 105-10”, formerly SFAS 168). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification supersedes all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification becomes nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it does not have a significant impact on the determination or reporting of the Funds’ financial statements.

REPURCHASE AGREEMENTS

Obligations of the U.S. Government or other obligations that are not subject to any investment limitation on the part of national banks may be purchased from government securities dealers or the custodian bank, subject to the seller’s agreement to repurchase them at an agreed upon date and price. The value of collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by Funds may be delayed or limited.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED-DELIVERY BASIS

Each Fund, except the Money Market Fund, may purchase securities on a when-issued or delayed-delivery basis. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. By the time of delivery, securities purchased on a when-issued or delayed-delivery basis may be valued at less than the purchase price. At the time when-issued or delayed-delivery securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased. As of October 31, 2009, the Funds did not hold any securities purchased on a when-issued or delayed-delivery basis.

DIVIDENDS TO SHAREHOLDERS

Money Market Fund, Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund and U.S. Government Mortgage Fund:

Dividends from net investment income are declared daily and paid monthly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Large Cap Equity Fund:

Dividends from net investment income are declared and paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

FEDERAL TAXES

No provision is made for Federal income taxes as it is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Uncertain tax positions must be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns has occurred to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has reviewed the open tax years for 2006, 2007 and 2008, and has made the determination that there are no positions that will have an impact on the financial statements.

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

INVESTMENT TRANSACTIONS AND RELATED INCOME

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are reported on trade date on the last business day of the reporting period. Interest income is recorded on the accrual basis, amortization and accretion is recognized based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Paydown gains and losses on mortgage- and asset-backed securities are recorded as interest income.

B. Fees and transactions with affiliates were as follows:

Shay Assets Management, Inc. (SAMI) serves the Trust as investment adviser (the “Adviser”). David Adamson is the President of SAMI. The Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. (SISI). SISI is controlled by Rodger D. Shay, the Chairman of the Board of Trustees of the Trust, and Rodger D. Shay, Jr., a member of the Board of Trustees and President of Shay Financial Services, Inc. (SFSI), also a wholly-owned subsidiary of SISI.

As compensation for investment advisory services, the Funds pay an investment advisory fee monthly based upon an annual percentage of the average daily net assets of each Fund as follows:

The investment advisory fee rate for the Money Market Fund is 0.15% of the first $500 million, 0.125% of the next $500 million, and 0.10% of net assets in excess of $1 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.05% of average daily net assets for the period ended October 31, 2009. In addition the Adviser voluntarily reimbursed fund level expenses of $76,585 and class specific distribution expenses in Class I and Class D in the amount of $13,973 and $49,339, respectively, during the year ended October 31, 2009.

The investment advisory fee rate for the Ultra Short Mortgage Fund is 0.45% of the first $3 billion, 0.35% of the next $2 billion, and 0.25% of net assets in excess of $5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2009.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

The investment advisory fee rate for the Ultra Short Fund is 0.45% of the average daily net assets. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2009.

The investment advisory fee rate for each of the Short U.S. Government Fund and the U.S. Government Mortgage Fund, computed separately, is 0.25% of the first $500 million, 0.175% of the next $500 million, 0.125% of the next $500 million, and 0.10% of net assets in excess of $1.5 billion. For the Short U.S. Government Fund, the Adviser waived $14,382 of its fee for the year ended October 31, 2009.

The investment advisory fee rate for the Intermediate Mortgage Fund is 0.35% of the first $500 million, 0.275% of the next $500 million, 0.20% of the next $500 million, and 0.10% of net assets in excess of $1.5 billion. The Adviser voluntarily waived a portion of its fee so that the Fund paid 0.25% of average daily net assets for the year ended October 31, 2009.

The investment advisory fee rate for the Large Cap Equity Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million. The Adviser reimbursed Fund level expenses in the amount of $71,849 during the year ended October 31, 2009, including a reimbursement receivable of $24,074 at October 31, 2009.

The Adviser has contractually agreed to reduce its advisory fees charged to the Money Market Fund (both Class I and Class D Shares), the Short U.S. Government Fund, the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, for a period of one year beginning on March 1, 2009, to the extent that the ratio of operating expenses to average daily net assets of each Fund exceeds 0.75%. The Adviser has contractually agreed to reduce its advisory fees charged to the Large Cap Equity Fund, for a period of one year, beginning February 20, 2009, to the extent that the ratio of operating expenses to average daily net assets of Class AMF Shares and Class H Shares exceed 1.30% and 0.90%, respectively. The Adviser is currently not eligible to recoup waived or reimbursed advisory fees under these arrangements.

SFSI serves the Trust as distributor (the “Distributor”). The Distributor is a wholly-owned subsidiary of SISI.

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of each Fund as follows:

The distribution fee rate for each of the Money Market Fund Class I Shares and Short U.S. Government Fund is based upon an annual percentage of the combined average daily net assets of both funds and is as follows: 0.15% of the first $500 million, 0.125% of the next $500 million, 0.10% of the next $1 billion, and 0.075% of combined net assets in excess of $2 billion. The fee is allocated between the two Funds based on their relative average net assets. The Distributor voluntarily waived a portion of its 12b-1 fee for the Class I Shares of the Money Market Fund so that the Fund paid an amount equal to 0.05% of average daily net assets for the year ended October 31, 2009. The Money Market Fund Class I distribution fee waivers amounted to $27,946 for the year ended October 31, 2009.

The distribution fee rate for the Money Market Class D Shares is 0.60% of average daily net assets. The Distributor voluntarily waived a portion of the 12b-1 fees for the Class D Shares of the Money Market Fund so that the Fund paid an amount equal to 0.55% of average daily net assets for the year ended October 31, 2009. The Money Market Fund Class D distribution fee waivers amounted to $4,485 for the year ended October 31, 2009.

The distribution fee rate for each of the Ultra Short Mortgage Fund and the Ultra Short Fund, computed separately, is 0.25% of average daily net assets. The Distributor voluntarily waived a portion of its fee so that the Ultra Short Mortgage Fund

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

and the Ultra Short Fund paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2009.

The distribution fee rate for each of the Intermediate Mortgage Fund and the U.S. Government Mortgage Fund, computed separately, is as follows: 0.15% of the first $500 million, 0.125% of the next $500 million, 0.10% of the next $500 million, and 0.075% of net assets in excess of $1.5 billion.

The distribution fee rate for the Large Cap Equity Fund Class AMF Shares is 0.25% of average daily net assets. The Distributor waived a portion of its fee so that the Large Cap Equity Fund Class AMF Shares paid an amount equal to 0.15% of average daily net assets for the year ended October 31, 2009. The Large Cap Equity Fund Class AMF distribution fee waivers amounted to $60,425 for the year ended October 31, 2009. The Large Cap Equity Fund Class H Shares does not have a distribution fee.

Citi Fund Services Ohio, Inc. (“Citi”), served the Trust as administrator (the “Administrator”), fund accountant and transfer agent (the “Transfer Agent”) through October 31, 2009. Citi is a wholly-owned subsidiary of Citi Investor Services, Inc. The fee rate for Citi’s services for each of the Funds, computed separately, is as follows: 0.03% of the first $1 billion, 0.02% of the next $1 billion, and 0.01% of net assets in excess of $2 billion, with a minimum annual fee of $458,733 for the Trust. Citi also receives an account based fee and other servicing expenses.

For the period covered by this report, under a Compliance Services Agreement between the Funds’ and Citi (the “CCO Agreement”), Citi made an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $144,332 for the year ended October 31, 2009, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

C. Transactions in shares of the Funds for the years ended October 31, 2009 and October 31, 2008 were as follows:

	Money Market Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Share transactions Class I:
Sale of shares	109,008,107	630,094,592
Shares issued to stockholders in reinvestment of dividends	24,157	2,699,524
Shares redeemed	(120,258,530)	(731,945,593)

Net decrease	(11,226,266)	(99,151,477)
Shares Outstanding
Beginning of year	32,579,887	131,731,364

End of period	21,353,621	32,579,887

Share transactions Class D:
Sale of shares	45,561,153	310,578,699
Shares issued to stockholders in reinvestment of dividends	1,695	963,972
Shares redeemed	(58,697,936)	(355,564,170)

Net decrease	(13,135,088)	(44,021,499)
Shares Outstanding
Beginning of year	14,136,335	58,157,834

End of period	1,001,247	14,136,335

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

	Ultra Short Mortgage Fund		Ultra Short Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

Share transactions:
Sale of shares	—	5,733,578	—	1,021,178
Shares issued to stockholders in reinvestment of dividends	718,582	2,705,379	13,314	187,957
Shares redeemed	(8,938,630)	(44,805,380)	(1,025,596)	(6,353,777)
In-Kind shares redeemed	(5,389,432)	(50,027,909)	(1,003,009)	(9,362,048)

Net decrease	(13,609,480)	(86,394,332)	(2,015,291)	(14,506,690)
Shares Outstanding
Beginning of year	135,270,316	221,664,648	5,791,673	20,298,363

End of period	121,660,836	135,270,316	3,776,382	5,791,673

	Short U.S. Government Fund		Intermediate Mortgage Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

Share transactions:
Sale of shares	—	1,409,924	—	66
Shares issued to stockholders in reinvestment of dividends	45,343	275,471	24,030	179,820
Shares redeemed	(441,546)	(4,206,581)	(1,033,356)	(4,479,903)
In-Kind shares redeemed	(2,266,709)	(3,778,911)	(3,311,911)	(8,379,443)

Net decrease	(2,662,912)	(6,300,097)	(4,321,237)	(12,679,460)
Shares Outstanding
Beginning of year	6,522,025	12,822,122	12,551,325	25,230,785

End of period	3,859,113	6,522,025	8,230,088	12,551,325

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

	U.S. Government Mortgage Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Share transactions:
Sale of shares	—	1,060
Shares issued to stockholders in reinvestment of dividends	30,948	167,690
Shares redeemed	(242,355)	(4,907,071)
In-Kind shares redeemed	(3,749,962)	(1,441,349)

Net decrease	(3,961,369)	(6,179,670)
Shares Outstanding
Beginning of period	6,753,416	12,933,086

End of period	2,792,047	6,753,416

	Large Cap Equity Fund

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Share transactions Class AMF:
Sale of shares	38,698	28,685
Shares issued due to reorganization	6,081,016	—
Shares issued to stockholders in reinvestment of dividends	164,096	391,820
Shares redeemed	(1,224,487)	(183,714)

Net increase	5,059,323	236,791
Shares Outstanding
Beginning of year	5,724,138	5,487,347

End of period	10,783,461	5,724,138

Share transactions Class H:*
Sale of shares	28,866
Shares issued due to reorganization	436,856
Shares issued to stockholders in reinvestment of dividends	3,764
Shares redeemed	(106,144)

Net increase	363,342
Shares Outstanding
Beginning of period	—

End of period	363,342

*	Large Cap Equity Fund Class H Shares commenced operations on February 20, 2009.

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

D. At October 31, 2009, Net Assets consisted of the following:

		Ultra		Short		U.S.	Large
	Money	Short	Ultra	U.S.	Intermediate	Government	Cap
	Market	Mortgage	Short	Government	Mortgage	Mortgage	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital	$22,524,766	$1,299,625,758	$52,457,770	$44,950,733	$95,177,368	$36,317,976	$71,899,963
Accumulated net investment income/(loss)	—	638,200	71,871	12,402	31,032	(7,980)	142,409
Accumulated net realized gain/(loss)	(181,849)	(112,813,568)	(12,986,736)	(4,252,246)	(19,228,576)	(7,636,372)	(3,585,373)
Net unrealized appreciation/(depreciation) of investments	—	(295,706,015)	(18,428,227)	(4,080,546)	(34,870,422)	(4,046,851)	10,795,560

Net Assets	$22,342,917	$891,744,375	$21,114,678	$36,630,343	$41,109,402	$24,626,773	$79,252,559

E. At October 31, 2009, liabilities for the Funds included:

		Ultra		Short		U.S.	Large
	Money	Short	Ultra	U.S.	Intermediate	Government	Cap
	Market	Mortgage	Short	Government	Mortgage	Mortgage	Equity
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Investment advisory fee payable	$11,411	$189,488	$4,573	$3,352	$8,785	$5,221	$—
Administration fee payable	342	16,594	361	495	591	154	1,965
Distribution fee payable	3,894	113,693	2,744	4,701	5,271	3,133	9,992
Fund accounting fee payable	631	15,608	3,733	2,219	4,968	2,704	527
Transfer agent fee payable	5,121	17,492	1,363	968	875	596	38,732
Distributions payable	249	2,619,927	125,582	89,033	273,464	92,843	—
Securities purchased payable	—	5,986,191	—	—	—	—	—
Capital shares redeemed payable	—	4,563	156	—	4,584	—	11,130
Other liabilities	31,027	647,527	21,506	24,917	47,131	29,447	45,275

Total	$52,675	$9,611,083	$160,018	$125,685	$345,669	$134,098	$107,621

F. For the year ended October 31, 2009, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

	Ultra		Short		U.S.	Large
	Short	Ultra	U.S.	Intermediate	Government	Cap
	Mortgage	Short	Government	Mortgage	Mortgage	Equity
	Fund	Fund	Fund	Fund	Fund	Fund

Purchases	$840	$173	$—	$2,659	$—	$8,689,144
Sales	144,629,066	2,831,216	443,356	3,205,531	313,843	14,279,998

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

For the year ended October 31, 2009, purchases and sales of U.S. Government securities, other than short-term investments, were as follows:

	Ultra		Short		U.S.
	Short	Ultra	U.S.	Intermediate	Government
	Mortgage	Short	Government	Mortgage	Mortgage
	Fund	Fund	Fund	Fund	Fund

Purchases	$494,905,696	$2,571,875	$25,484,590	$16,267,354	$13,520,742
Sales	352,437,482	4,141,040	33,928,050	18,426,094	15,763,675

G. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the years ended October 31, 2009 and 2008 were as follows:

	Distributions paid from	Total Taxable	Total Distributions
2009	Ordinary Income	Distributions	Paid*

Money Market Fund	$38,242	$38,242	$38,242
Ultra Short Mortgage Fund	$40,713,271	$40,713,271	$40,713,271
Ultra Short Fund	$1,887,522	$1,887,522	$1,887,522
Short U.S. Government Fund	$1,842,735	$1,842,735	$1,842,735
Intermediate Mortgage Fund	$4,048,373	$4,048,373	$4,048,373
U.S. Government Mortgage Fund	$2,023,861	$2,023,861	$2,023,861

	Distributions paid from	Total Taxable	Total Distributions
2008	Ordinary Income	Distributions	Paid*

Money Market Fund	$5,439,293	$5,439,293	$5,439,293
Ultra Short Mortgage Fund	82,186,692	82,186,692	82,186,692
Ultra Short Fund	7,202,634	7,202,634	7,202,634
Short U.S. Government Fund	5,095,794	5,095,794	5,095,794
Intermediate Mortgage Fund	8,943,448	8,943,448	8,943,448
U.S. Government Mortgage Fund	4,843,018	4,843,018	4,843,018

*	Total distributions paid differ from the Statement of Changes in Net Assets because dividends are recognized when actually paid for federal income tax purposes.

The tax characteristics of distributions paid to shareholders during the years ended October 31, 2009 and 2008 for the Large Cap Equity Fund were as follows:

	Distributions paid from	Net Long	Total Taxable	Tax Return of	Total Distributions
2009	Ordinary Income	Term Gains	Distributions	Capital	Paid

Large Cap Equity Fund	$929,687	$758,665	$1,688,352	$—	$1,688,352

	Distributions paid from	Net Long	Total Taxable	Tax Return of	Total Distributions
2008	Ordinary Income	Term Gains	Distributions	Capital	Paid

Large Cap Equity Fund	$680,847	$5,389,677	$6,070,524	$—	$6,070,524

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

At October 31, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Money Market Fund	22,357,000	—	—	—
Ultra Short Mortgage Fund	1,193,375,539	8,044,290	(303,766,757)	(295,722,467)
Ultra Short Fund	38,618,211	36,856	(18,465,083)	(18,428,227)
Short U.S. Government Fund	40,689,540	774,098	(4,854,644)	(4,080,546)
Intermediate Mortgage Fund	76,030,770	850,602	(35,721,024)	(34,870,422)
U.S. Government Mortgage Fund	28,696,495	1,168,232	(5,215,083)	(4,046,851)
Large Cap Equity Fund	65,933,480	17,899,913	(7,104,353)	10,795,560

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

		Undistributed					Total
	Undistributed	Long Term			Accumulated	Unrealized	Accumulated
	Ordinary	Capital	Accumulated	Distributions	Capital and	Appreciation/	Earnings
	Income	Gains	Earnings	Payable	Other Losses	(Depreciation)	(Deficit)

Money Market Fund	249	—	249	(249)	(181,849)	—	(181,849)
Ultra Short Mortgage Fund	3,258,127	—	3,258,127	(2,619,927)	(112,797,116)	(295,722,467)	(407,881,383)
Ultra Short Fund	197,453	—	197,453	(125,582)	(12,986,736)	(18,428,227)	(31,343,092)
Short U.S. Government Fund	101,435	—	101,435	(89,033)	(4,252,246)	(4,080,546)	(8,320,390)
Intermediate Mortgage Fund	304,496	—	304,496	(273,464)	(19,228,576)	(34,870,422)	(54,067,966)
U.S. Government Mortgage Fund	84,863	—	84,863	(92,843)	(7,636,372)	(4,046,851)	(11,691,203)
Large Cap Equity Fund	142,409	—	142,409	—	(3,585,373)	10,795,560	7,352,596

ASSET MANAGEMENT FUND
NOTES TO FINANCIAL STATEMENTS (continued)
OCTOBER 31, 2009

At October 31, 2009, the following Funds had capital loss carry-forwards available to offset future net capital gains through the indicated expiration dates:

Fund	Amount	Expires	Amount	Expires

Money Market Fund	$181,035	2011	$407	2015
Money Market Fund	407	2013
Ultra Short Mortgage Fund	2,995,058	2010	13,969,341	2014
Ultra Short Mortgage Fund	33,378,700	2011	1,808,482	2015
Ultra Short Mortgage Fund	24,633,492	2012	7,491,105	2016
Ultra Short Mortgage Fund	19,172,685	2013	9,348,253	2017
Ultra Short Fund	1,342,312	2010	1,784,218	2014
Ultra Short Fund	1,849,300	2011	1,128,003	2015
Ultra Short Fund	1,616,100	2012	3,451,774	2016
Ultra Short Fund	1,507,357	2013	307,672	2017
Short U.S. Government Fund	137,446	2012	357,577	2015
Short U.S. Government Fund	1,805,629	2013
Short U.S. Government Fund	880,563	2014	1,071,031	2016
Intermediate Mortgage Fund	312,894	2010	2,863,116	2014
Intermediate Mortgage Fund	3,013,622	2011	1,013,863	2015
Intermediate Mortgage Fund	2,261,965	2012	2,299,353	2016
Intermediate Mortgage Fund	1,821,864	2013	5,641,899	2017
U.S. Government Mortgage Fund	47,849	2010	3,057,928	2014
U.S. Government Mortgage Fund	1,808,782	2011
U.S. Government Mortgage Fund	2,721,813	2012
Large Cap Equity Fund	784,948	2015	2,726,446*	2017
Large Cap Equity Fund	73,979	2016

*	A portion of the capital loss carryover is subject to limitations under section 382 of the Internal Revenue Code, and is available to the extent allowed by tax law to offset future net capital gain, if any.

To the extent that these carry-forwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. During the year ended October 31, 2009, the Short U.S. Government Fund and U.S. Government Mortgage Fund had net capital loss carry-forward amounts expire of $856,959 and $133,681, respectively.

Dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

H. SUBSEQUENT EVENTS

Management has evaluated subsequent events through December 23, 2009, the date of this filing.

Effective November 1, 2009, Northern Trust Company replaced Citi Fund Services Ohio, Inc. as the Trust’s Administrator and Fund Accountant. Effective November 1, 2009, Northern Trust Company replaced the Bank of New York as the Trust’s Custodian. Effective November 20, 2009, Northern Trust Company replaced Citi Fund Services Ohio, Inc. as the Trust’s Transfer Agent and Dividend Agent.

On October 30, 2009, the Board of Trustees approved the termination of Class D shares of the Money Market Fund. The final liquidation of shares held in Class D of the Money Market Fund is expected to be completed by December 31, 2009. Shareholders of Class D will receive proceeds upon the final liquidation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
the Asset Management Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Fund, Ultra Short Mortgage Fund, Ultra Short Fund, Short U.S. Government Fund, Intermediate Mortgage Fund, U.S. Government Mortgage Fund, and the Large Cap Equity Fund (collectively referred to as the “Funds”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Large Cap Equity Fund for each of the three years in the period ended December 31, 2006 were audited by other auditors, whose report, dated February 20, 2007, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Columbus, Ohio
December 23, 2009

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2009 (Unaudited)
Other Federal Income Tax Information

For the year ended October 31, 2009, certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2008 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended October 31, 2009, qualify for corporate dividends received deduction for the following Fund:

Fund	Percentage

Large Cap Equity Fund	100%

For the year ended October 31, 2009, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage

Large Cap Equity Fund	100%

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended October 31, 2009:

Fund	Amount

Large Cap Equity Fund	$758,665

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2009 (Unaudited)

Trustees and Officers of Asset Management Fund

			Number of
	Position(s) Held with		Portfolios in
	Trust, Length of Time		Fund	Other
	Served and Term	Principal Occupation(s)	Complex	Directorships
Name, Address and Age	of Office	During Past 5 Years	Overseen	Held

Independent Trustees
David F. Holland 17 Ledgewood Circle Topsfield, MA 01983 Age: 67	Trustee since 1993 and from 1988 to 1989. Indefinite Term of Office	Retired; Chairman of the Board, Chief Executive Officer and President, BostonFed Bancorp Inc. from 1995 to 2005; Chairman of the Board from 1989 to 2005 and Chief Executive Officer from 1986 to 2005, Boston Federal Savings Bank; Consultant, TD Banknorth from 2005 to 2008.	7
Gerald J. Levy 4000 W. Brown Deer Road Milwaukee, WI 53209 Age: 77	Vice Chairman of the Board since 1997 and Trustee since 1982. Indefinite Term of Office	Chairman since 1984 and Director since 1963, Guaranty Bank, F.S.B.	7	FISERV, Inc.; Guaranty Financial; Federal Home Loan Bank of Chicago
William A. McKenna, Jr. 42 Dorothy Grace Road Saugerties, NY 12477 Age: 72	Trustee since 2002. Indefinite Term of Office	Retired; Chairman and Chief Executive Officer from 1992 to 2004 and President from 1985 to 2001, Ridgewood Savings Bank.	7	RSGroup Trust Company; RetirementSystem Group, Inc.; Irish Educational Development Foundation, Inc.; The Catholic University of America; RSI Retirement Trust; St. Vincent’s Services; Boys Hope Girls Hope; Calvary Hospital Fund; St. Aloysius School; American Institute of Certified Public Accountants; TransVideo Communications, Inc.
Christopher M. Owen 5615 Chesbro Avenue San Jose, CA 95123 Age: 62	Trustee since 2005. Indefinite Term of Office	President and Chief Executive Officer, Meriwest Credit Union since 1995.	7	Meriwest Mortgage LLC
Maria F. Ramirez One Liberty Plaza, 46th Floor New York, NY 10006 Age: 61	Trustee since 2005. Indefinite Term of Office	President and Chief Executive Officer, Maria Fiorini Ramirez Inc. (a global economic and financial consulting firm) since 1992.	7	Schroder Hedge Funds Bermuda; Pace University; Sovereign Bank; Security Mutual Insurance Company

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2009 (Unaudited)

Trustees and Officers of Asset Management Fund (continued)

			Number of
	Position(s) Held with		Portfolios in
	Trust, Length of Time		Fund	Other
	Served and Term	Principal Occupation(s)	Complex	Directorships
Name, Address and Age	of Office	During Past 5 Years	Overseen	Held

Interested Trustees[1]
Rodger D. Shay[2] 1000 Brickell Avenue Miami, FL 33131 Age: 73	Chairman of the Board since 1997 and Trustee since 1993 and from 1985 to 1990.	Chairman and Director of Shay Investment Services, Inc. and Shay Financial Services, Inc. since 1997.	7	Shay Assets Management, Inc.
Rodger D. Shay, Jr.[2] 230 West Monroe Street Suite 2810 Chicago, IL 60606 Age: 50	Indefinite Term of Office Trustee since 2002. Indefinite Term of Office President since 2005. Term of Office Expires 2010	President and Chief Executive Officer of Shay Financial Services, Inc. since 1997; President, Shay Assets Management, Inc. since 2005.	7	Family Financial Holdings, LLC; First Financial Bank and Trust

Officers
Robert T. Podraza 1000 Brickell Avenue Miami, FL 33131 Age: 65	Vice President and Assistant Treasurer since 1998. Term of Office Expires 2010	Vice President, Shay Investment Services, Inc. since 1990; Vice President and Chief Compliance Officer, Shay Financial Services, Inc. since 1990 and 1997, respectively; Vice President, Shay Assets Management, Inc. since 1990.	7	None
Trent M. Statczar 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 38	Treasurer since November 1, 2009. Term of Office Expires 2010	Vice President, Beacon Hill Fund Services, Inc. 2008 to present; Senior Vice President of Citi Fund Services Ohio, Inc. from 2007 to 2008; Vice President Citi Fund Services Ohio, Inc. from 2004 to 2007.	7	None
Arthur Jensen 3435 Stelzer Road Columbus, OH 43219 Age: 43	Treasurer from 2008 to October 31, 2009	Senior Vice President, Citi Fund Services Ohio, Inc. since 2008; Vice President at JP Morgan Funds Management, Inc. from 2005 to 2008. Vice President at BISYS Fund Services Ohio, Inc. from 2001 to 2005.	7	None
Daniel K. Ellenwood 230 West Monroe Street Suite 2810 Chicago, IL 60606 Age: 40	Secretary since 1998. Term of Office Expires 2010	Chief Compliance Officer since 2004 and prior thereto Assistant Vice President, Operations/ Compliance Officer and Operations Manager, Shay Assets Management, Inc.	7	None

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2009 (Unaudited)

Trustees and Officers of Asset Management Fund (concluded)

			Number of
	Position(s) Held with		Portfolios in
	Trust, Length of Time		Fund	Other
	Served and Term	Principal Occupation(s)	Complex	Directorships
Name, Address and Age	of Office	During Past 5 Years	Overseen	Held

Rodney L. Ruehle 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 41	Chief Compliance Officer since November 1, 2009. Term of Office Expires 2010	Director, Beacon Hill Fund Services, Inc. 2008 to present; Vice President, CCO Services, Citi Fund Services, Inc. from 2004 to 2008; Director, Fund Administration, Citi Fund Services, Inc. from 1995 to 2004.	7	None
Michael Nanosky 3435 Stelzer Road Columbus, OH 43219 Age: 43	Chief Compliance Officer from 2008 to October 31, 2009	Vice President CCO Services, Citi Fund Services Ohio, Inc. from June, 2008 to present. Vice President, Managing Director of Regulatory Compliance, Allegiant Asset Management from 2004 to June, 2008.	7	None
Christine A. Cwik 230 West Monroe Street Suite 2810 Chicago, IL 60606 Age: 60	Assistant Secretary since 1999. Term of Office Expires 2010	Executive Secretary, Shay Assets Management, Inc. since 1999.	7	None
Robin M. Baxter 4041 N. High Street Suite 402 Columbus, OH 43214 Age: 46	Assistant Secretary since November 1, 2009. Term of Office Expires 2010	Manager, Governance & Regulatory Oversight Services at Beacon Hill Fund Services, Inc. October 2009 to present; Paralegal in Public Finance at Squire, Sanders & Dempsey L.L.P. from 2001 to 2009; Senior Paralegal at BISYS Fund Services Ohio, Inc. from 2000 to 2001.	7	None
Danio Mastropieri 100 Summer Street Suite 1500 Bosten, MA 02110 Age 37	Assistant Secretary from 2008 to October 31, 2009	Assistant Vice President, Citi Fund Services Ohio, Inc. since 2007; From July 2004 through July 2007, Regulatory Administration Specialist, PEPC Inc.;From February 2003 through July 2004, Document Review Attorney, Special Counsel.	7	None

1	A trustee is an “interested person” of the Trust under the 1940 Act because he holds certain positions with the Trust’s Distributor and/or Investment Adviser and because of his financial interest in Shay Investment Services, Inc., parent company of the Trust’s Investment Adviser, Shay Assets Management, Inc., and Distributor, Shay Financial Services, Inc.
2	Rodger D. Shay, Jr., Trustee, is the son of Rodger D. Shay, Chairman of the Board of Trustees and Trustee.

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2009 (Unaudited)

A. SECURITY ALLOCATION:

MONEY MARKET FUND

Percentage of
Security Allocation	Net Assets

Repurchase Agreements	100.1%

Total	100.1%

ULTRA SHORT MORTGAGE FUND

Percentage of
Security Allocation	Net Assets

Adjustable Rate Mortgage-Related Securities	59.6%
Fixed Rate Mortgage-Related Securities	35.3%
Repurchase Agreements	5.8%

Total	100.7%

ULTRA SHORT FUND

Percentage of
Security Allocation	Net Assets

Adjustable Rate Mortgage-Related Securities	81.7%
Fixed Rate Mortgage-Related Securities	13.9%

Total	95.6%

SHORT U.S. GOVERNMENT FUND

Percentage of
Security Allocation	Net Assets

Adjustable Rate Mortgage-Related Securities	48.3%
Fixed Rate Mortgage-Related Securities	44.4%
Repurchase Agreements	7.2%

Total	99.9%

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2009 (Unaudited)

INTERMEDIATE MORTGAGE FUND

Percentage of
Security Allocation	Net Assets

Fixed Rate Mortgage-Related Securities	70.8%
Adjustable Rate Mortgage-Related Securities	22.3%
Repurchase Agreements	7.0%

Total	100.1%

U.S. GOVERNMENT MORTGAGE FUND

Percentage of
Security Allocation	Net Assets

Fixed Rate Mortgage-Related Securities	79.7%
Adjustable Rate Mortgage-Related Securities	15.3%
Repurchase Agreements	5.1%

Total	100.1%

LARGE CAP EQUITY FUND

Percentage of
Security Allocation	Net Assets

Common Stocks	96.8%

Total	96.8%

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2009 (Unaudited)

B. EXPENSE COMPARISON:

As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning	Ending Account	Expense Paid	Expense Ratio
		Account Value	Value	During Period*	During Period**
		5/1/09	10/31/09	5/1/09 - 10/31/09	5/1/09 - 10/31/09

Money Market Fund	Class I	$1,000.00	$1,000.40	$0.25	0.05%
	Class D	1,000.00	1,000.40	0.20	0.04%
Ultra Short Mortgage Fund		1,000.00	1,067.10	2.71	0.52%
Ultra Short Fund		1,000.00	1,046.80	3.25	0.63%
Short U.S. Government Fund		1,000.00	1,045.50	3.87	0.75%
Intermediate Mortgage Fund		1,000.00	1,013.60	3.45	0.68%
U.S. Government Mortgage Fund		1,000.00	1,034.70	3.54	0.69%
Large Cap Equity Fund	Class AMF	1,000.00	1,168.80	7.11	1.30%
	Class H	1,000.00	1,170.90	4.92	0.90%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (continued)
OCTOBER 31, 2009 (Unaudited)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending Account	Expense Paid	Expense Ratio
		Account Value	Value	During Period*	During Period**
		5/1/09	10/31/09	5/1/09 - 10/31/09	5/1/09 - 10/31/09

Money Market Fund	Class I	$1,000.00	$1,024.95	$0.26	0.05%
	Class D	1,000.00	1,025.00	0.20	0.04%
Ultra Short Mortgage Fund		1,000.00	1,022.58	2.65	0.52%
Ultra Short Fund		1,000.00	1,022.03	3.21	0.63%
Short U.S. Government Fund		1,000.00	1,021.42	3.82	0.75%
Intermediate Mortgage Fund		1,000.00	1,021.78	3.47	0.68%
U.S. Government Mortgage Fund		1,000.00	1,021.73	3.52	0.69%
Large Cap Equity Fund	Class AMF	1,000.00	1,018.50	6.61	1.30%
	Class H	1,000.00	1,020.67	4.58	0.90%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized

ASSET MANAGEMENT FUND
ADDITIONAL INFORMATION (concluded)
OCTOBER 31, 2009 (Unaudited)

C. OTHER INFORMATION:

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-527-3713; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 800-527-3713.

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street, Suite 2810
Chicago, IL 60606

INVESTMENT ADVISER
Shay Assets Management, Inc.
230 West Monroe Street, Suite 2810
Chicago, IL 60606

ADMINISTRATOR, TRANSFER AGENT, AND DIVIDEND AGENT
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

LEGAL COUNSEL
Vedder Price, P.C.
222 North LaSalle Street
Chicago, IL 60601

CUSTODIAN
Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
41 South High Street
Columbus, OH 43215

AMF-ANN-1009

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is David F. Holland, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. Audit fees totaled $151,700 and $148,000 in fiscal 2009 and 2008 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.
(b) Audit-Related Fees. Audit related fees totaled $17,500 in fiscal 2009 and were related to the audit testing of the service provider conversion. There were no audit related fees billed in 2008.
(c) Tax Fees. Fees for tax compliance and review services totaled $26,140 and $25,500 in fiscal 2009 and 2008, respectively.
(d) All Other Fees. There were no other fees in fiscal 2009 and 2008.
(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) None of the services summarized in (b)—(d), above, were approved by the audit committee pursuant to rule 2-01(c)(7)(i)(C) of regulation S-X.
(f) Not applicable
(g) There were no aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant in 2009 or 2008.
(h) There were no non-audit services billed for 2009 or 2008.
Item 5. Audit Committee of Listed Companies.
Not applicable.
Item 6. Schedule of Investments.
The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Asset Management Fund By (Signature and Title)
/s/ Trent M. Statczar
Trent M. Statczar
Treasurer and Chief Financial Officer
Date: January 11, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Rodger D. Shay, Jr.
Rodger D. Shay, Jr.
President
Date: January 11, 2010

By (Signature and Title)
/s/ Trent M. Statczar
Trent M. Statczar
Treasurer and Chief Financial Officer
Date: January 11, 2010